SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
    ----------------

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12
                              -----------

                          Temecula Valley Bancorp Inc.
               Name of the Registrant as Specified In Its Charter
 ...............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

          ......................................................................

     2.   Aggregate number of securities to which transaction applies:

          ......................................................................

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ......................................................................


     4.   Proposed maximum aggregate value of transaction:

          ......................................................................

     5.   Total fee paid:

          ......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

     ...........................................................................

2.   Form, Schedule or Registration Statement No.:

     ...........................................................................

3.   Filing Party:

     ...........................................................................

4.   Date Filed:

     ...........................................................................

                     [LOGO OF TEMECULA VALLEY BANCORP INC.]

                                                          Temecula, California
                                                             November 21, 2003

Dear Shareholder:

                  You are encouraged to vote for a proposal to approve an Agreement and Plan of Merger which provides for a merger to change our company's state of incorporation from Delaware to California and to effect a contemporaneous two-for-one stock split. If you were the record holder of shares of our Common Stock as of November 7, 2003, you are entitled to vote. With respect to the reincorporation proposal, you may be entitled to assert dissenters rights under California Law.

                  Our company will hold a special meeting of shareholders on Thursday, December 18, 2003, at 3:00 p.m. The only item on the agenda for this meeting will be consideration of the reincorporation proposal. This will be a brief, business-only meeting, with no other matters to be discussed. Other than matters directly relating to reincorporation proposal, our management will be making no presentations at the special meeting, and most of the senior members of our management will not be in attendance. We anticipate the actual meeting will take no longer than 10 minutes.

                  Our Board of Directors has unanimously approved the reincorporation proposal. Approval of the proposal by our shareholders will require the affirmative vote of the holders of a majority of our outstanding Common Stock entitled to vote at the special meeting.

                  OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE REINCORPORATION PROPOSAL. PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION FOR YOU TO CONSIDER WHEN DECIDING HOW TO VOTE.

                  Your vote is very important, regardless of the number of shares you own. Whether or not you intend to attend the special meeting, please complete, date and sign the enclosed proxy card and return it in the envelope provided. If your shares are held in an account at a brokerage firm or bank, you must instruct the brokerage firm or bank how to vote your shares.

                  On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of our company. If you have any questions, please contact us through our website at www.temvalbank.com or write us at 27710 Jefferson Avenue, Suite A100, Temecula, CA 92590.

                                   Sincerely,

                                   ---------------------------------------------
                                   Stephen H. Wacknitz,
                                   President/Chief Executive Officer

                          TEMECULA VALLEY BANCORP INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 18, 2003


Dear Shareholder:

                  A special meeting of the shareholders of Temecula Valley Bancorp Inc. will be held at Temecula Creek Inn, 44501 Rainbow Canyon Road, Temecula, California on December 18, 2003 at 3:00 p.m. for the following purposes:

                  1. To consider a proposal to approve an Agreement and Plan of Merger which provides for a merger to change our company's state of incorporation from Delaware to California and to effect a contemporaneous two-for-one stock split (approval of this proposal will constitute approval of the reincorporation merger as well as the new California Restated Articles of Incorporation and the new California Bylaws which, along with the Agreement and Plan of Merger, are set forth as appendixes to the proxy statement enclosed with this notice).

                  Only shareholders of record at the close of business on November 7, 2003 are entitled to notice of, and to vote at, this special meeting. You are urged to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. The enclosed proxy is solicited by our Board of Directors. Any shareholder giving a proxy may revoke it prior to the time it is voted by filing a written revocation or duly executed proxy bearing a later date with the undersigned Secretary of our company, or revoking all previously signed and filed proxies and attending the meeting and voting in person.

                  A list of shareholders entitled to vote at the meeting will be available for inspection at our company's principal offices. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a proxy or letter from that firm confirming their ownership of shares.



                          BY ORDER OF THE BOARD OF DIRECTORS


                          ----------------------------------
                          Donald A. Pitcher, Secretary

Temecula, California
November 21, 2003

                          TEMECULA VALLEY BANCORP INC.
                       27710 Jefferson Avenue, Suite A100
                           Temecula, California 92590

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 18, 2003

                              ---------------------



         The Board of Directors of Temecula Valley Bancorp Inc., a Delaware corporation, is furnishing you with this proxy statement in connection with its solicitation of your proxy, in the form enclosed, for use at a special meeting of shareholders to be held at Temecula Creek Inn, 44501 Rainbow Canyon Road, Temecula, CA 92590 on Thursday, December 18, 2003 at 3:00 p.m., local time, for the purposes set forth in the accompanying notice of special meeting of shareholders.

         We are mailing this proxy statement to you on or about November 21, 2003, together with the accompanying proxy card.

         We cordially invite you to attend the special meeting although we do not believe attendance will be significant and no presentations are expected other than to vote on the proposal set forth in the notice. Whether or not you plan to attend, please complete, date and sign the proxy card and return it promptly in the return envelope provided.

                               SUMMARY TERM SHEET



                  The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the attached appendices to understand the proposal fully.

o Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders): Thursday, December 18, 2003 at 3:00 p.m., local time, at Temecula Creek Inn, 44501 Rainbow Canyon Road, Temecula, CA 92590.

o Record Date for the Meeting (See page 1): You can vote at the special meeting if you owned Common Stock of our company at the close of business on November 7, 2003.

o Record Date for the Stock Split (See page 1): The two-for-one stock split will apply to those holders of our company's Common Stock of record on December 18, 2003.

o Proposal to be Voted on (See page 3): We are proposing to change the state of incorporation of our company from Delaware to California by merging into a wholly-owned subsidiary of our company, incorporated in California, and to effect a concurrent two-for-one split of our company's Common Stock. We sometimes refer to this proposal as the "reincorporation" or the "reincorporation proposal."

o Principal Reasons for the Reincorporation Proposal (See page 4): When the reincorporation from Delaware to California becomes effective, our company will no longer be required to pay franchise taxes in Delaware. The reasons for the two-for-one stock split are to increase the number of shares of Common Stock outstanding and to decrease the price per share of the stock.

o Our Name in Connection with the Reincorporation (See page 4): Our name will not change in connection with the reincorporation; we will continue to be named "Temecula Valley Bancorp Inc." To distinguish between our company as incorporated in Delaware and our company as incorporated in California, we sometimes refer in this document to our company before the reincorporation as "Temecula-Delaware" and after the reincorporation as "Temecula-California."

o Effect of Approving the Reincorporation Proposal (See pages 4 to 6): If the reincorporation proposal is approved and the reincorporation merger is consummated, our company will be incorporated in California. Additionally, each share of Common Stock of our company held of record as of December 18, 2003 will automatically split into two shares of Common Stock of Temecula-California. The reincorporation will not change our name, headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, taxes payable to the State of California, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of Temecula-California upon effectiveness of the reincorporation. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation proposal.

o Effect of Not Approving the Reincorporation Proposal (See page 7): If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated, the stock split will not be consummated, our company will continue to operate as a corporation incorporated in Delaware and our company will continue to pay franchise taxes both in California and Delaware.

o What You Will Receive in the Reincorporation Merger (See page 7): You will not need to exchange your existing stock certificates for stock certificates of Temecula-California. Each of your shares of Temecula-Delaware Common Stock automatically will be converted into two shares of Common Stock of Temecula-California if you are not a dissenting shareholder. You will receive a certificate for the additional shares shortly after the reincorporation becomes effective.

o Effect of the Reincorporation on the Trading of Your Shares of Temecula-Delaware (See page 8): At the effective time of the reincorporation merger, if you are not a dissenting shareholder, your shares of Temecula-Delaware Common Stock will become an equivalent number of shares of Common Stock of Temecula-California, multiplied by two. The number of shares shown on your certificates will not change. You will receive another certificate for the additional shares you will own as a result of the stock split. All such shares will continue to be traded in the over-the-counter market under the same symbol "TMCV.OB."

o Recommendation of Our Board of Directors (See page 18): The Board of Directors of Temecula-Delaware recommends that you vote "For" the reincorporation proposal.

o Vote Required (See page 18): Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of our company's Common Stock. Approval of the reincorporation proposal will constitute approval of the reincorporation merger, the two-for-one stock split, the Agreement and Plan of Merger, the new California Restated Articles of Incorporation and the new California Bylaws, set forth at Appendix A, Exhibit 2.1 to Appendix A and Appendix B to this proxy statement.

o How to Vote Your Shares (See pages 1-2): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please send us your completed, dated and signed proxy even if you currently plan to attend the special meeting in person. You may also vote telephonically by calling 1-888-426-7035 or through the internet at www.proxyvoting.com/tmcv.

o How to Revoke Your Proxy (See page 2): You may revoke your proxy either by delivering to the Secretary of our company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

o Dissenters' Rights (See pages 15-18 and Appendix C): Holders of shares of Temecula-Delaware Common Stock are entitled to dissenters' rights under California law in connection with the reincorporation.

o Voting of Shares Held in "Street Name" (See page 2): Your broker will not be permitted, without your instructions, to vote your shares held in street name on the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares.

o Tax Effects of the Reincorporation (See page 8): We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of Temecula-California Common Stock as the aggregate basis you have in Temecula-Delaware Common Stock. Everyone's tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

o Changes in Shareholder Rights (See pages 9-13): After completion of the reincorporation merger, the rights of all shareholders will be governed by California law and by our company's California Restated Articles of Incorporation and Bylaws. The most significant changes in shareholders' rights before and after the reincorporation are discussed in detail in "Comparison of Shareholder Rights Before and After the Reincorporation" on pages 9-13.

o Whom You Should Call with Questions: If you have further questions, you may contact Linda Fowler, Senior Vice President at (909)506-1060 or contact us through our website at www.temvalbank.com.





                                 PROXY STATEMENT

                                Table of Contents


VOTING MATTERS....................................................................................................1
--------------
   RECORD DATE FOR THE SPECIAL MEETING; SHARES OUTSTANDING AND VOTING RIGHTS;
   RECORD DATE FOR TWO-FOR-ONE STOCK SPLIT....................................................................... 1

   QUORUM AND VOTE REQUIRED.......................................................................................1
   ------------------------
   PROXIES AND VOTING PROCEDURES..................................................................................2
   -----------------------------
   Internet and Telephonic Voting.................................................................................3
   ------------------------------

PROPOSAL 1........................................................................................................3
----------
MERGER TO EFFECT THE COMPANY'S REINCORPORATION....................................................................3
----------------------------------------------
IN CALIFORNIA AND A TWO-FOR-ONE STOCK SPLIT.......................................................................3
-------------------------------------------
   GENERAL........................................................................................................3
   -------
   PRINCIPAL REASONS FOR THE REINCORPORATION AND STOCK SPLIT......................................................4
   ---------------------------------------------------------
   TEMECULA-CALIFORNIA............................................................................................5
   -------------------
   THE AGREEMENT AND PLAN OF MERGER...............................................................................6
   --------------------------------
   EFFECTIVE TIME.................................................................................................7
   --------------
   EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL.........................................................7
   ------------------------------------------------------
   DISSENTERS' RIGHTS.............................................................................................7
   ------------------
   NO SURRENDER OF STOCK CERTIFICATES.............................................................................7
   ----------------------------------
   MARKET FOR TEMECULA-DELAWARE COMMON STOCK......................................................................8
   -----------------------------------------
   POSSIBLE DISADVANTAGES OF REINCORPORATION......................................................................8
   -----------------------------------------
   CAPITALIZATION.................................................................................................8
   --------------
   FEDERAL INCOME TAX CONSEQUENCES................................................................................8
   -------------------------------
   COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION..........................................9
   ---------------------------------------------------------------------
   REGULATORY APPROVAL...........................................................................................14
   -------------------
   STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS...................................14
   ---------------------------------------------------------------------------
   RIGHTS OF DISSENTING SHAREHOLDERS.............................................................................15
   ---------------------------------
   VOTES REQUIRED................................................................................................18
   --------------
   RECOMMENDATION OF THE BOARD...................................................................................18
   ---------------------------
   OTHER PROPOSED ACTIONS........................................................................................18
   ----------------------


APPENDICES

A. Agreement and Plan of Merger Exhibit 2.1 to the Merger Agreement Restated Articles of Incorporation of Temecula Valley Bancorp Inc.

B.   Bylaws

C.   California Corporations Code Section 1300-1313

                                 VOTING MATTERS



RECORD DATE FOR THE SPECIAL MEETING; SHARES OUTSTANDING AND VOTING RIGHTS; RECORD DATE FOR TWO-FOR-ONE STOCK SPLIT

     Our Board of Directors has fixed the close of business on November 7, 2003 as the record date for the determination of holders of shares of Temecula-Delaware Common Stock entitled to receive notice of and to vote at the special meeting or any adjournments or postponements thereof. At the close of business on the record date, our company had 4,065,957 shares of Temecula-Delaware Common Stock that were outstanding and entitled to vote at the special meeting held by 471 holders of record. An additional 980,329 shares of Temecula-Delaware Common Stock are reserved for issuance under our employee and director stock option plans as of the close of business on the record date, some of which are subject to outstanding options. (See page 8).

     Each share of Temecula-Delaware Common Stock outstanding as of the record date is entitled to one vote. Approval of the reincorporation proposal will constitute approval of the Agreement and Plan of Merger, the two-for-one stock split, the reincorporation merger, and the Temecula-California Restated Articles of Incorporation and Bylaws.

     Our Board of Directors has fixed the close of business on December 18, 2003 as the record date for the two-for-one stock split. Thus, the shares held by shareholders on the stock split record date will split on a two-for-one basis if the reincorporation proposal is approved and consummated.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock of Temecula-Delaware outstanding as of the record date is necessary to constitute a quorum. Abstentions and broker non-votes will be considered present at the special meeting for the purpose of calculating a quorum. If there are not sufficient votes in attendance at the meeting in person or by proxy to constitute a quorum for approval of any matters to be voted upon at the special meeting, the special meeting may be adjourned to permit further solicitation of proxies in order to achieve a quorum.

     An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees for which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

     Approval of the reincorporation proposal and concurrent two-for-one stock split will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of Temecula-Delaware Common Stock. You may vote in favor of, abstain, or vote against the reincorporation proposal and concurrent two-for-one stock split. The reincorporation proposal will only be implemented if we obtain the required shareholder vote. Abstentions and broker non-votes will be treated as shares present and entitled to vote on the reincorporation proposal. Applying that standard, abstention and broker non-votes will be counted as votes "against" the proposal.

PROXIES AND VOTING PROCEDURES

     All shares of Temecula-Delaware Common Stock represented by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with the instructions indicated in those proxies. If no specific instructions are given on the proxy card with respect to the matter(s) to be acted upon at the special meeting, shares of Temecula-Delaware Common Stock represented by a properly executed proxy will be voted "FOR" the reincorporation proposal and in accordance with the best judgment of the proxy holders on all other matters that may properly come before the special meeting.

     The election inspectors appointed for the meeting, as well as our company's transfer agent, will tabulate votes cast in person or by proxy at the special meeting.

     Each proxy should be completed, dated, signed and returned in the envelope provided for that purpose. Proxies properly executed and returned in a timely manner will be voted at the special meeting in accordance with the directions noted in the proxy. Any shareholder giving a proxy has the power to revoke it any time before it is voted, either by delivering to the Secretary of our company a signed notice of revocation or a later dated and properly executed proxy or by attending the special meeting and voting in person. Attendance at the meeting will not in itself revoke a proxy. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to our executive offices, Attention: Secretary, or hand delivered to the Secretary of our company at the address of our executive offices, at or before the vote to be taken at the special meeting. In order to assure that your vote is counted, please return your properly completed, dated and executed proxy to us even if you currently plan to attend the special meeting in person.

     So far as our company's Board of Directors is aware, the proposals set forth in the accompanying proxy card are the only matters to be acted upon at the special meeting. If any other matters are properly brought before the special meeting, including without limitation, a motion to adjourn the special meeting to another time and/or place for the purpose of, among other things, disseminating information regarding material developments relating to the reincorporation proposal, or soliciting additional proxies in favor of approval of the reincorporation proposal, the persons whose names appear on the accompanying proxy card will vote the shares represented by such proxy upon such matters in their discretion; provided, however, that if our company proposes to adjourn the special meeting for the purpose of soliciting additional votes in favor of the reincorporation proposal, and seeks a vote of shareholders on such adjournment, no proxy that is voted against the last proposal set forth on the proxy card (or on which a shareholder elects to abstain on such matter) will be voted in favor of any adjournment for the purpose of soliciting additional proxies if such proposal to adjourn is made by our company. Should the special meeting be reconvened, all proxies will be voted in the same manner as they would have been voted when the special meeting was originally convened, except for proxies effectively revoked or withdrawn prior to the time proxies are voted at the reconvened special meeting.

     The Board of Directors of our company is sending you this proxy statement in connection with its solicitation of proxies for use at the special meeting. Certain directors, officers and employees of our company may solicit proxies by mail, telephone, facsimile or in person.

     The Company will pay for the costs of solicitation. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners of Company common stock. However, our company reserves the right to hire special employees or paid solicitors to assist in obtaining proxies if it appears necessary to do so in order to secure a quorum.

Internet and Telephonic Voting

You may also vote telephonically by calling 1-888-426-7035 or through the internet at www.proxyvoting.com/tmcv.

                                   PROPOSAL 1
                 MERGER TO EFFECT THE COMPANY'S REINCORPORATION
                   IN CALIFORNIA AND A TWO-FOR-ONE STOCK SPLIT



GENERAL

     For the reasons set forth below, we believe that it is in the best interests of our company and our shareholders to change the state of incorporation of our company from Delaware to California and with the change, to effect a two-for-one stock split. With respect to the discussion of the reincorporation proposal, our company as currently incorporated in Delaware will be referred to as "Temecula-Delaware" and our company as reincorporated in California (subject to approval by the shareholders at the special meeting) will be referred to as "Temecula-California".

     SHAREHOLDERS ARE URGED TO CAREFULLY READ THIS SECTION OF THIS PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE PROPOSED REINCORPORATION AND STOCK SPLIT.

     On November 7, 2003 the Boards of both Temecula-Delaware and
Temecula-California unanimously approved the Agreement and Plan of Merger, and subsequently, Temecula-Delaware, as the sole shareholder of the new California subsidiary, Temecula-California, adopted the Agreement and Plan of Merger.

     The reincorporation and the two-for-one stock split will be effected pursuant to the Agreement and Plan of Merger dated as of November 7, 2003 by and between Temecula-Delaware, and a California corporation named Temecula Merger Corporation, a wholly-owned subsidiary of Temecula-Delaware, which at the effective time of the reincorporation merger, will change its name to Temecula Valley Bancorp Inc.

PRINCIPAL REASONS FOR THE REINCORPORATION AND STOCK SPLIT

     The principal reason for the proposed reincorporation is so that our company will pay franchise taxes only in California. While incorporated in Delaware and qualified to conduct business in California as a foreign corporation, our company pays franchise taxes in both Delaware and California.

     The principal reasons to effectuate the stock split in connection with the proposed reincorporation merger are:

o To increase the number of shares of our company's Common Stock that are outstanding and thereby increase the company's float; and

o To decrease the price per share of our company's Common Stock and thereby potentially increase its liquidity.

     The proposed reincorporation will only change the legal domicile of our company and effect certain other changes of a technical legal nature, the most significant of which are described in this proxy statement. There will be no change in the name, business, management, jobs, employees, taxes payable in California, fiscal year, assets, liabilities, net worth (other than the costs incident to the reincorporation merger, which are immaterial) or location of the principal office of our company or any other offices as a result of the reincorporation. The directors and officers of Temecula-Delaware will become the directors and officers of Temecula-California upon the effective time of the reincorporation merger. See the table on pages 14 and 15 which lists our directors and our most highly paid executive officers. None of our subsidiaries will be changing their respective states or jurisdictions of incorporation in connection with the reincorporation merger. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers of our company in the reincorporation merger as a result of the reincorporation.

     The proposed Temecula-California Restated Articles of Incorporation and Bylaws are attached hereto as Exhibit 2.1 to Appendix A and Appendix B, respectively. At the effective time of the reincorporation merger, the name of Temecula Merger Corporation, as reflected in such Appendices, will change to Temecula Valley Bancorp Inc. As described below, the proposed reincorporation includes the implementation of certain provisions in the California Restated Articles of Incorporation and California Bylaws which alter the rights of shareholders and the powers of management and which, in some cases, may diminish shareholder participation in important corporate decisions. The proposed reincorporation is not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of our company, to obtain representation on the Board of Directors or to take significant corporate action that would materially affect the governance of our company.

     The proposed reincorporation, including the stock split, will be effected by merging Temecula-Delaware into a new California corporation that is a wholly-owned subsidiary of Temecula-Delaware. Upon completion of the reincorporation merger, Temecula-Delaware, as a corporate entity, will cease to exist and Temecula-California, the new California corporation, will succeed to the assets and assume the liabilities of Temecula-Delaware and will continue to operate the business of our company under its current name, Temecula Valley Bancorp Inc. The stock split, which will be a function of the reincorporation merger, will not take place unless and until the reincorporation merger is approved by the shareholders of our company and consummated in accordance with the Agreement and Plan of Merger, in substantially the form attached to this proxy statement.

     As provided by the Agreement and Plan of Merger, upon completion of the reincorporation merger, each of the holders of Temecula-Delaware's Common Stock, par value $0.001 per share, will own two validly issued, fully paid and nonassessable shares of Temecula-California Common Stock, no par value per share, for every one share of Temecula-Delaware Common Stock that they held prior to the merger.

     Under both Delaware and California law, and in accordance with the Certificate of Incorporation of Temecula-Delaware, the affirmative vote of the holders of a majority of the outstanding shares of Temecula-Delaware Common Stock and Temecula-California Common Stock, is required for approval of the Agreement and Plan of Merger and the other terms of the proposed reincorporation. The proposed reincorporation has been approved by the members of the Board of Directors of Temecula-Delaware, who unanimously recommend a vote in favor of reincorporation proposal, and by the Board of Directors and the sole shareholder of Temecula-California. If approved by the shareholders of Temecula-Delaware, it is anticipated that the reincorporation merger will become effective as soon as practicable following the special meeting. However, as described in the Agreement and Plan of Merger, the reincorporation merger (including the stock split) may be abandoned or the Agreement and Plan of Merger may be amended by the Board of Directors of Temecula-Delaware and Temecula-California (except that the principal terms may not be amended without shareholder approval after shareholder approval has been obtained) and prior to the effective date of the reincorporation merger if, in the opinion of such Boards of Directors, circumstances arise which make it inadvisable to proceed with the proposed reincorporation (including the stock split) under the terms of the Agreement and Plan of Merger, as may be amended from time to time.

     The discussion set forth in this proxy statement is qualified in its entirety by reference to the Agreement and Plan of Merger, the California Restated Articles of Incorporation and the California Bylaws, copies of which are attached to this proxy statement as Appendix A, Exhibit 2.1 to Appendix A and Appendix B, respectively.

TEMECULA-CALIFORNIA

     Temecula-California, our wholly-owned subsidiary, was incorporated under the California General Corporation Law on November 4, 2003 under the name Temecula Merger Corporation, exclusively for the purpose of merging with Temecula-Delaware. Its name will change to Temecula Valley Bancorp Inc. upon the reincorporation merger becoming effective. The address and phone number of Temecula-California's principal office are the same as those of Temecula-Delaware. Prior to the reincorporation merger, Temecula-California will have no material assets or liabilities and will not have carried on any business.

     Upon completion of the reincorporation merger, the rights of the shareholders of Temecula-California will be governed by the California General Corporation Law and the Restated Articles of Incorporation, as amended, and the Bylaws of Temecula-California.

THE AGREEMENT AND PLAN OF MERGER

     The Agreement and Plan of Merger set forth at Appendix A provides that Temecula-Delaware will merge with and into Temecula-California, with Temecula-California being the surviving corporation. Pursuant to the Agreement and Plan of Merger, Temecula-California will assume all assets and liabilities of Temecula-Delaware, including obligations under our outstanding indebtedness and contracts. The existing members of our Board of Directors and our existing officers will become the members of the Board of Directors and officers of Temecula-California for identical terms of office. See pages 14 and 15 which lists our directors, our Chief Executive Officer and our four highest compensated officers. Our existing subsidiaries will become the subsidiaries of Temecula-California.

     At the effective time of the reincorporation merger, each outstanding share of Temecula-Delaware, with respect to which dissenters' rights are not validly perfected, automatically will be converted into two shares of Common Stock of Temecula-California. You will not have to exchange your existing stock certificates that represent Temecula-Delaware stock for stock certificates of Temecula-California. However, after consummation of the reincorporation merger, any shareholder desiring a new form of stock certificate may submit the existing stock certificate to Temecula-California's transfer agent for cancellation, and obtain a new California form of certificate. Additionally, if you do not perfect your dissenters rights, you will receive a new certificate representing the new shares you will receive as a result of the two-for-one stock split.

     Pursuant to the reincorporation merger, Temecula-California will assume all of Temecula-Delaware's obligations under the Temecula-Delaware 1996 Incentive and Nonqualified Stock Option Plan (Employees) and the 1997 Nonqualified Stock Option Plan (Directors) (collectively, the "Company stock plans"). Each award of shares under our company stock plans will be converted into an award of twice the shares of Temecula-California on the same terms and conditions as in effect immediately prior to the reincorporation, and each option to purchase shares of Temecula-Delaware Common Stock under our company stock plans will be converted into an option to purchase the same number of shares of Temecula-California Common Stock (on a post split and price adjusted basis) on the same terms and conditions as in effect immediately prior to the reincorporation. Options and rights granted under our company stock plans in the future will be for shares of Temecula-California Common Stock.

     The Agreement and Plan of Merger was unanimously approved by the Board of Directors of Temecula-Delaware and the Board of Directors of Temecula-California and subsequently was approved by Temecula-Delaware, as the sole shareholder of Temecula-California. Approval of the reincorporation proposal (which constitutes approval of the two-for-one stock split, the reincorporation merger, the Agreement and Plan of Merger, the California Restated Articles of Incorporation and the California Bylaws) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders of the Common Stock of Temecula-Delaware.

EFFECTIVE TIME

     If approved by the requisite vote of the holders of shares of Temecula-Delaware, it is anticipated that the reincorporation through the merger and two-for-one stock split will become effective at the time set forth in the Agreement and Plan of Merger, to be filed with the Secretary of State of California (together with the officers' certificates of each of Temecula-Delaware and Temecula-California) in accordance with Section 1103 of the California Corporations Code. However, the Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of Temecula-Delaware or Temecula-California at any time prior to the effective time of the reincorporation merger, whether before or after the approval by holders of shares of Common Stock of Temecula-Delaware, if the Board of Directors of Temecula-Delaware or Temecula-California for any reason, in its sole judgment and discretion, that the consummation of the reincorporation merger would be inadvisable or not in the best interests of our company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

     If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated, our company will continue to be incorporated in Delaware, we will continue to pay franchise taxes in Delaware and California, and the two-for-one stock split will not become effective.

DISSENTERS' RIGHTS

     The holders of Temecula-Delaware Common Stock will be entitled to dissenters' rights. California law establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Please carefully review "Rights of Dissenting Shareholders".

         THE COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF SHAREHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT IT DEEMS ACCEPTABLE IN ITS SOLE AND ABSOLUTE DISCRETION.

NO SURRENDER OF STOCK CERTIFICATES

     The reincorporation merger and the stock split will occur on the effective date without any further action on the part of our shareholders. After the effective date, certificates that represented shares of Temecula-Delaware Common Stock prior to the effective date will automatically be deemed to represent the same number of shares of Temecula-California Common Stock after the effective date. In addition, if you are not a dissenting shareholder, you will receive in the mail in the near future a certificate that will represent the shares of Temecula-California Common Stock you are entitled to receive as a result of the two-for-one stock split. Thus, for example, if you own 100 shares of Temecula-Delaware Common Stock as of December 18, 2003 and as of the effective date, the certificates you hold will automatically represent 100 shares of Temecula-California Common Stock, and in the near future, if you do not hold dissenting shares, you will receive another certificate which will represent the additional 100 shares of Temecula-California Common Stock you own as a result of the two-for-one stock split.

     As of November 7, 2003, the record date for determining the shareholders entitled to notice of, and to vote, at the special meeting, there were an aggregate of approximately 471 record holders of Temecula-Delaware Common Stock outstanding. The Company does not anticipate that, as a result of the reincorporation merger, the number of record holders of Temecula-California Common Stock will change significantly from the number of record holders of Temecula-Delaware Common Stock.

MARKET FOR TEMECULA-DELAWARE COMMON STOCK

     Temecula-Delaware Common Stock is currently quoted on the over-the-counter bulletin board. After the reincorporation merger, Temecula-California Common Stock will be quoted on the over-the-counter bulletin board under the same symbol "TMCV.OB" as the shares of Temecula-Delaware Common Stock are quoted. There will be no interruption in the trading of our company's Common Stock as a result of the reincorporation merger. As of October 22, 2003, the date the Board of Directors of Temecula-Delaware resolved to undertake the proposed reincorporation, the closing price of Temecula-Delaware Common Stock quoted on the over-the-counter bulletin board was $19.75 per share.

POSSIBLE DISADVANTAGES OF REINCORPORATION

                  We believe that the proposed reincorporation, if implemented, will not cause any material disadvantages to shareholders. Our company believes that the proposed reincorporation will not affect any of our material contracts with any third parties and that Temecula-Delaware's rights and obligations under such material contractual arrangements will continue and be assumed by Temecula-California.

CAPITALIZATION

     The following table illustrates the principal effects of the reincorporation merger and stock split on our Common Stock:

                                                              PRIOR TO                  AFTER
                                                              MERGER AND                MERGER AND
                                                              STOCK SPLIT(1)            STOCK SPLIT
                                                              -----------               -----------

Number of Shares:
     Common Stock:
              Authorized                                           40,000,000                 40,000,000
              Outstanding                                           4,065,957                  4,065,957
              Reserved for issuance
                pursuant to outstanding
                Options                                               858,837                    858,837
              Available for future grants                             121,492                    121,492

--------------------------------

(1) As of November 7, 2003

FEDERAL INCOME TAX CONSEQUENCES

                  It is anticipated that the reincorporation merger will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized by holders of Temecula-Delaware Common Stock as a result of the consummation of the reincorporation merger. Each holder of Temecula-Delaware Common Stock will have the same tax basis in the Temecula-California Common Stock. Each shareholder's holding period with respect to the Temecula-California Common Stock will include the period during which he or she held the corresponding Temecula-Delaware Common Stock. The foregoing is only a summary of the probable federal income tax consequences and is not tax advice. No ruling from the Internal Revenue Service and no opinion of counsel with respect to the tax consequences of the reincorporation merger have been or will be sought by our company. You should consult with your own tax advisor with respect to how you might be effected by the reincorporation merger.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

                  Because of differences between the California General Corporation Law and the Delaware General Corporation Law, as well as differences between our company's charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of our company's shareholders. PURSUANT TO SECTION 2115(b) OF THE CALIFORNIA GENERAL CORPORATION LAW, MANY OF THE SIGNIFICANT CALIFORNIA LAWS ARE APPLICABLE TO THE COMPANY EVEN AS A DELAWARE CORPORATION DUE TO THE FACT THAT ITS PRINCIPAL OPERATIONS AND A MAJORITY OF ITS SHAREHOLDERS ARE IN CALIFORNIA. THUS, THE DISCUSSION BELOW POINTS OUT THE EXTENT TO WHICH DELAWARE LAW APPLIES TO TEMECULA-DELAWARE AND CONTRASTS THAT WITH APPLICABLE CALIFORNIA LAW. IT ALSO COVERS VOTING RIGHTS, DIVIDENDS AND PREEMPTIVE RIGHTS EVEN THOUGH IN MOST INSTANCES, NO CHANGE WITH RESPECT TO THESE MATTERS WILL TAKE PLACE AS A RESULT OF THE REINCORPORATION MERGER.

                  The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences or similarities, and is qualified in its entirety by reference to Delaware law, California law, the Delaware Certificate of Incorporation, the Delaware Bylaws, the California Restated Articles of Incorporation and the California Bylaws.


TEMECULA-CALIFORNIA                         TEMECULA-DELAWARE

                             PAR VALUE OF CAPITAL STOCK

California law does not require a           Delaware law recognizes the concept of
 corporation to establish a par value.       par value.  As reflected in the
 The Temecula-California Common Stock        Delaware Certificate of Incorporation,
 will not have an established par value,     Temecula-Delaware Common Stock has a
 as reflected in the California Restated     stated par value per share of $0.001.
 Articles of Incorporation.  The change
 should have no material impact on the
 shareholders.



                                   ANNUAL MEETING

California law and the California Bylaws    In contrast, Delaware law and the
 provide that the annual meeting of          Delaware Bylaws provide that the annual
 shareholders is to be held within 15        meeting of shareholders is to be held
 months after our company held its most      within 13 months after our company held
 recent annual meeting of shareholders,      its most recent annual meeting of
 to be set by resolution of the Board of     shareholders, to be established by
 Directors.                                  resolution of the Board of the Board of
                                             Directors.

                      VOTE REQUIRED FOR ELECTION OF DIRECTORS

 No change.                                 California law applies to the election
                                             of directors for Temecula-Delaware and
                                             therefore, the candidates receiving the
                                             highest number of affirmative votes of
                                             shares entitled to vote up to the
                                             number of directors to be elected are
                                             elected, and votes withheld have no
                                             legal effect.

                          CUMULATIVE VOTING FOR DIRECTORS

Under cumulative voting, each share of      Although the Delaware Certificate of
 stock entitled to vote in the election      Incorporation does not explicitly
 of directors has a number of votes          provide for cumulative voting, by
 equal to the number of directors to be      California law, the cumulative voting
 elected.  A shareholder may then cast       requirements there under apply to
 all of his or her votes for a single        Temecula-Delaware.
 candidate, or may allocate them among
 as many candidates as such shareholder
 may choose.  California law requires
 cumulative voting in the election of
 directors, except for certain larger
 companies, if provided in the charter
 documents.  The Temecula-California
 Bylaws provide for cumulative voting in
 the election of directors.

                     LIMITATIONS ON CALL OF SPECIAL MEETING AND
                      ACTION BY SHAREHOLDERS WITHOUT A MEETING

Consistent with California law, the         The Delaware Bylaws are substantially
 California Bylaws provide that a            the same as the California Bylaws
 special meeting of shareholders may be      except that they require that a
 called by the Board of Directors, the       shareholder own at least 20% of the
 Chairman of the Board of Directors, the     votes at the meeting before such
 President or any holder of 10% of all       shareholder(s) can call for a special
 outstanding shares entitled to vote at      meeting.  Delaware law permits
 such special meeting.                       shareholders, unless specifically
                                             prohibited by the Certificate of
California law permits shareholders,         Incorporation, to take action without a
 unless specifically prohibited by the       meeting, if written consents are signed
 Articles of Incorporation, to take          by the holders of outstanding stock
 action without a meeting by the written     having not less than the minimum number
 consent of the holders of at least the      of votes that would be necessary to
 number of shares necessary to authorize     authorize or take such action at a
 or take such action at a meeting at         meeting at which all shares entitled to
 which all shares entitled to vote           vote thereon were present and voted.
 thereon were present and voted.  The        The Delaware Bylaws provide for
 California Bylaws provide for               shareholder action by written consent.
 shareholder action by written consent.



                                NUMBER OF DIRECTORS

Under the California Bylaws, the range      Consistent with Delaware law, the
 for the number of directors is from         Delaware Bylaws provide that the number
 five to nine, with the exact number of      of directors of our company cannot be
 directors to be designated by the Board     less than five or more than 25, with
 of Directors; provided, however, that       the fixed number to be determined by
 no such designation will be permitted       the Board of Directors from time to
 if the effect would be the removal of       time.  Currently there are six
 any director prior to the expiration of     directors serving on the Board of
 his or her term.  In addition,              Directors.  Under Delaware law, if the
 California law provides that a Bylaw        number of directors were fixed in the
 amendment to change the range of the        certificate of incorporation, a change
 number of directors, or changing from a     to such a provision would require
 variable to a fixed Board of Directors,     approval of the holders of a majority
 may only be adopted with the approval       of the outstanding shares entitled to
 of a majority of the shares of Common       vote on such action unless a greater
 Stock outstanding and entitled to vote.     vote is required in the certificate.


                      NOTICE OF ADJOURNMENTS AND OTHER ACTIONS

Consistent with California law, the         The Delaware Bylaws and the Delaware law
 California Bylaws require that if a         provide for notice in the case of
 shareholder meeting is adjourned for        adjournments that exceed 30-days or a
 more than 45 days or, in which case a       new record date for the shareholders
 new record date is fixed, notice shall      meeting is set.
 be given to record holders as of the
 new record date.

                                    DISSOLUTION

Under the California law shareholders       Temecula-Delaware is subject to the same
 representing 50% of the voting power        voting requirement with respect to a
 can elect voluntary dissolution.            dissolution of Temecula-Delaware as is
                                             Temecula-California but only if the
                                             Board of Directors of Temecula-Delaware
                                             initially approves the dissolution of
                                             Temecula-Delaware.  If the Board of
                                             Directors does not approve such
                                             dissolution, the shareholder vote
                                             required for approving a dissolution of
                                             Temecula-Delaware is a unanimous
                                             written consent of all shareholders
                                             entitled to vote thereon.


            BUSINESS COMBINATION/TENDER OFFER/INTERESTED PARTY PROPOSALS

Under California law, if a tender offer     Section 203 of Delaware law provides for
 or written proposal to acquire a            a three-year moratorium on certain
 corporation by a reorganization or          business combinations with "interested
 certain sales of assets is made to a        shareholders" (generally, persons who
 corporation's shareholder by an             own, individually or with or through
 Interested Party, defined below (each       other persons, 15% or more of the
 an "Interested Party Proposal"), (i) an     corporation's outstanding voting
 affirmative opinion in writing as to        stock).
 the fairness of the consideration to
 the shareholders of such corporation
 must be delivered to shareholders of
 such corporation (or, in the event that
 no shareholder approval is required for
 the consummation of the transaction, to
 the corporations board of directors)
 and (ii) such shareholders must be (a)
 informed of certain later tender offers
 or written proposals for a
 reorganization or sale of assets made
 by other persons and (b) afforded a
 reasonable opportunity to withdraw any
 vote, consent or proxy previously given
 or shares previously tendered in
 connection with the Interested Party
 Proposal.  "Interested Party" means a
 person who is a party to the
 transaction and (x) directly or
 indirectly controls the corporation
 that is the subject of the tender offer
 or proposal; (y) is, or is directly or
 indirectly controlled by an officer or
 director of the subject corporation; or
 (z) is an entity in which a material
 financial interest (as defined in
 Section 310 of the California Code) is
 held by any director or executive
 officer of the subject corporation.

                                 DERIVATIVE ACTIONS

Under California law, if a court finds      Delaware laws for bringing derivative
 that a derivative action was brought        actions are substantially similar to
 without a reasonable basis, the court       those contained in the California law,
 may require a plaintiff to furnish a        except that the Delaware law does not
 bond to pay the defendant's reasonable      impose (i) the reasonable cause
 expenses attributable to the defense of     requirement or (ii) the bond
 such action, including attorney's fees      requirement.
 in the event a plaintiff does not
 prevail at trial.


                                   FRANCHISE TAX

In California, our company will continue    Delaware law requires corporations to
 to pay franchise tax.  The obligation       pay franchise tax annually (current
 and the amounts are unaffected by the       maximum is $165,000 a year).  After the
 reincorporation.                            reincorporation, Temecula-California
                                             will no longer be subject to this tax.

                               PAYMENTS OF DIVIDENDS

California law permits the payment of       California law applies to Temecula-
 dividends if, prior to the payment, the     Delaware with respect to the payment of
 amount of the corporation's retained        dividends.
 earnings equal or exceed the amount of
 the proposed dividend.  Additionally,
 dividends are allowed if after the
 payment of the dividends, the assets of
 the corporation (excluding goodwill and
 other assets) would be at least 1.25
 times its liabilities (excluding
 deferred taxes and the like), and the
 current assets of the corporation would
 be at least equal to current
 liabilities, or, if the average of the
 earnings of the corporation before
 taxes on income and before interest
 expense for the two preceding fiscal
 years was less than the average of the
 interest expense of the corporation for
 those fiscal years, at least equal to
 1.25 times its current liabilities.  In
 addition, California law generally
 provides that a corporation may redeem
 or repurchase its shares only if the
 same insolvency tests are satisfied.

                                 PREEMPTIVE RIGHTS

Under the California Restated Articles      Under the Delaware Certificate of
 of Incorporation there are no               Incorporation there are no preemptive
 preemptive rights for shareholders of       rights for shareholders of Temecula-
 Temecula-California.                        Delaware.


REGULATORY APPROVAL

                  To our company's knowledge, the required regulatory and governmental approvals and filings necessary in connection with the consummation of the reincorporation merger will be as follows: the receipt of a tax-clearance from the California Franchise Tax Board because Temecula-Delaware is a foreign corporation qualified to do business in California; the filing of the Agreement and Plan of Merger (along with officers' certificates)with the California Secretary of State; the filing of the Certificate of Merger with the Delaware Secretary of State; and possibly, securities filings, qualifications or permits in states where our shareholders reside.

STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS

                  The following table shows, as of November 7, 2003, the amount of Temecula-Delaware Common Stock beneficially owned (unless otherwise indicated) by (a) each director; (b) the Chief Executive Officer and the other four highest paid executive officers of Temecula Valley Bank, N.A. ("Bank"), our company's principal subsidiary; (c) each person known to Temecula-Delaware to be the beneficial owner of more than 5% of its common stock; and (d) all of our company's and the Bank's directors and executive officers(1) as a group. Except as otherwise noted, our company believes that the beneficial owners of the shares listed below, based on information furnished by such owners, have or share with a spouse voting and investment power with respect to the shares. All share numbers and prices have been adjusted for applicable stock splits.

                                                                       Company
                                                                       Shares Owned              Percent
Name & Position(2)                                                     Beneficially (3)          of Class
-----------------                                                      ---------------           --------
Dr. Steven W. Aichle,
   Director of Company and Bank                                           159,101 (4)              3.85%

Dr. Robert P. Beck, Director of Company                                   113,288 (5)              2.74%
    and Bank

Brian D. Carlson, Executive Vice President/                                46,666 (6)              1.15%
SBA Manager of Bank

Neil M. Cleveland, Director of Company                                     76,500 (7)              1.85%
    and Bank

The Ingold Family Trust/5% Shareholder                                    234,076 (8)              5.76%
    of Company

Luther J. Mohr, Vice Chairman of the Board                                217,924 (9)              5.20%
and Chief Operating Officer of Company and
 Bank/5% Shareholder of Company

Thomas M. Shepherd, Executive Vice President/                              29,332 (10)             0.72%
Chief Credit Officer of Company




                                   (continued)


                                                                       Company
                                                                       Shares Owned              Percent
Name & Position(2)                                                     Beneficially (3)          of Class
------------------                                                     ---------------           --------
Stephen H. Wacknitz, President, Chief                                     349,885 (11)             8.22%
Executive Officer, Chairman of the Board of
Company and Bank/5% Shareholder of Company

Richard W. Wright, Director of Company                                     86,510 (12)            21.0%
   and Bank

ALL DIRECTORS AND
EXECUTIVE OFFICERS (13 in number)                                       1,195,628                 25.21%


(1) As used throughout the proxy statement, the term "Executive Officer" means the Bank's President/Chief Executive Officer, Chief Operating Officer, Chief Credit Officer, Chief Financial Officer and Executive Vice Presidents. An officer who does not participate in major policy-making functions is not included in the definition of the term "Executive Officer."

(2) Unless otherwise indicated in the footnotes, the business address for each listed person is 27710 Jefferson Avenue, Suite A100, Temecula, CA 92590.

(3) For purposes of this table, a person is deemed to be the "beneficial owner" of any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes as outstanding stock options with 66,857 underlying shares that are exercisable within 60 days of November 7, 2003.

(5) Includes as outstanding stock options with 73,478 underlying shares that are exercisable within 60 days of November 7, 2003.

(6) Includes as outstanding stock options with 0 underlying shares that are exercisable within 60 days of November 7, 2003.

(7) Includes as outstanding stock options with 65,500 underlying shares that are exercisable within 60 days of November 7, 2003.

(8) The business address of the Ingold Family Limited Partnership is C/O Robert Hegardt, Trustee, Morgan Stanley Dean Witter, 1615 So. Mission Rd., Fallbrook, CA 92028.

(9) Includes as outstanding stock options with 126,050 underlying shares that are exercisable within 60 days of November 7, 2003.

(10) Includes as outstanding stock options with 26,832 underlying shares that are exercisable within 60 days of November 7, 2003.

(11) Includes as outstanding 4 stock options with 189,385 underlying shares that are exercisable within 60 days of November 7, 2003.

(12) Includes as outstanding stock options with 57,500 underlying shares that are exercisable within 60 days after November 7, 2003.

RIGHTS OF DISSENTING SHAREHOLDERS

                  Shareholders who do not vote in favor of the proposed reincorporation either by voting against it or by abstaining from voting, are entitled to certain rights under Chapter 13 of the California General Corporation Law. Chapter 13 is reprinted in Appendix C to this proxy statement. Please note that all references in Chapter 13 and in this section to a "shareholder" are to the record holder (holder as of November 7, 2003) of dissenting shares.

                  A PERSON HAVING A BENEFICIAL INTEREST IN THE SHARES OF THE COMPANY WHICH ARE HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER OR NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW IN A TIMELY AND PROPER MANNER THE STEPS SET FORTH BELOW.

                  The following discussion is not a complete statement of the law relating to dissenters' rights and is qualified in its entirety by Appendix C which is incorporated herein by reference. This discussion and Appendix C should be reviewed carefully by any shareholders who wish to exercise dissenters' rights, or who wish to preserve the right to do so, since failure to comply with the procedures set forth in Chapter 13 will result in the loss of dissenters' rights.

                  When the reincorporation merger is completed, those shareholders who elect to exercise their dissenters' rights and who properly and timely perfect such rights, will be entitled to receive the "fair market value," in cash, of their dissenting shares, which are shares held or record on the record date, pursuant to Section 1300(a) of the California General Corporation Law, "fair market value" would be determined as of October 30, 2003, the day before the first announcement of the terms of the reincorporation merger, excluding any appreciation caused by the reincorporation.

                  If the reincorporation merger is approved by the shareholders, our company will, within ten days of the approval, mail a notice to the holders of record of shares of Temecula-Delaware Common Stock which were not voted in favor of the reincorporation merger or were voted against the reincorporation merger, stating that the required shareholder approval of the reincorporation proposal was obtained. The notice of approval will set forth the price determined by our company to represent the "fair market value" of any dissenting shares, and will set forth the procedures (which are also described below) to be followed by dissenting shareholders who wish to pursue further their statutory rights. The procedures include a timely written demand that must be made upon our company in order to perfect the right to dissent. The notice of approval will include a copy of Sections 1300 through 13113 of the California General Corporation Law.

                  Under Section 1301(a) of the California General Corporation Law, the statement in the notice of approval of the determination of the fair market value of our company's Common Stock will constitute an offer by our company to purchase from our shareholders any dissenting shares at the price stated, assuming the reincorporation merger is completed. However, the determination by our company of fair market value is not binding on our shareholders, and if a dissenting shareholder chooses not to accept that offer, he or she has the right during a period of six months following the mailing of the notice of approval to commence a lawsuit to have the fair market value determined by a court. The fair market value as determined by the court in those circumstances could be higher or lower than the amount offered by our company in the notice of approval and any such determination would be binding on both the dissenting shareholder(s) involved in the lawsuit and our company, as applicable.

                  ANY HOLDER OF RECORD OF TEMECULA-DELAWARE COMMON STOCK WHO WISHES TO EXERCISE DISSENTERS' RIGHTS, OR TO PRESERVE THE RIGHT TO DO SO, MUST MAKE A WRITTEN DEMAND UPON THE COMPANY THAT THE COMPANY PAY THE SHAREHOLDER IN CASH THE FAIR MARKET VALUE OF HIS OR HER DISSENTING SHARES, AS DEFINED ABOVE, ON OR BEFORE THIRTY DAYS AFTER THE COMPANY MAILED NOTICE, AS PROVIDED ABOVE.

                  The demand by holders of our company's Common Stock should be sent to Temecula Valley Bancorp Inc., Attention: Donald A. Pitcher, Chief Financial Officer, 27710 Jefferson Avenue, Suite A100, Temecula, CA 92590. The written demand must state the number of shares held of record by the shareholder, and the number of shares which the shareholder demands that our company purchase for cash, and must also contain a statement of the amount which the shareholder claims to be the fair market value of the dissenting shares, as of October 30, 2003, the day before the announcement of the proposed reincorporation merger. That statement will constitute an offer by the shareholder to sell his or her dissenting shares to our company at that price. The certificates for shares representing Temecula-Delaware Common Stock (which may be Bank shares that were never exchanged from shares of our company) must also be included with the written demand.

                  A written consent directing a vote against the proposed reincorporation merger is not sufficient to meet the requirements for a written demand. THE WRITTEN DEMAND AND THE DISSENTING SHAREHOLDER'S SHARE CERTIFICATE(S) MUST BE RECEIVED BY THE COMPANY WITHIN 30 DAYS AFTER THE DATE ON WHICH THE COMPANY'S FIRST NOTICE OF APPROVAL WAS MAILED TO THE SHAREHOLDER. The certificate(s) will be stamped or endorsed with a statement that the shares are dissenting shares and returned to the dissenting shareholder.

                  IN ADDITION, THOSE SHAREHOLDERS MAY NOT HAVE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED REINCORPORATION, EITHER IN PERSON OR BY PROXY. If the shareholder votes in favor of approval of the proposed reincorporation, or if our company does not receive the shareholder's written demand within 30 days after our company's notice of approval was mailed to the shareholder, or if the shareholder otherwise fails to comply in a timely manner with the procedures of Chapter 13 as described herein or contained in Appendix C, that shareholder shall be bound by the terms of the reincorporation, and will lose the right to receive the fair market value of his or her shares in cash.

                  Dissenting shares may lose their status as such if any of the following occurs: the proposed reincorporation is abandoned; the shares are transferred before being submitted to our company for endorsement; the shareholder withdraws his or her demand with the consent of our company in the absence of an agreement between the shareholder, and our company as to the price of his or her shares; or, the shareholder fails to file suit against our company or otherwise fails to become a party to the suit within six months following the mailing of our company's first notice of approval.

                  Our Company will pay the fair market value of dissenting shares at the later of 30 days following an agreement as to the amount to be paid, or within 30 days after all statutory and contractual conditions to the reincorporation are satisfied; provided, that in the event that the payment cannot be made due to the provisions set forth in Title 12 of the United States Code pertaining to restrictions on the payment or declaration of dividends by national banks, or California General Corporation Law Section 500 and following sections, dealing with restrictions on a corporation's ability to distribute funds or assets to a shareholder, then those shareholders holding dissenting shares shall become creditors of our company and their claims will be payable as soon as permissible under those provisions.

                  The foregoing summarizes certain provisions of Chapter 13 of the California General Corporation Law, but shareholders of our company considering the exercise of their rights under those sections should read in full Chapter 13, which is reproduced in Appendix C and should consult their own legal advisors. The receipt of cash payment for dissenting shares will result in recognition of gain or loss for federal income tax purposes by the dissenting shareholders. Please consult your own tax advisors with respect to your personal tax issues in all these matters.

                  OUR COMPANY HAS RESERVED THE RIGHT TO ABANDON THE REINCORPORATION IF IT DECIDES THAT THE NUMBER OF SHAREHOLDERS EXERCISING DISSENTERS' RIGHTS EXCEEDS AN AMOUNT OUR COMPANY DEEMS ACCEPTABLE IN OUR SOLE AND ABSOLUTE DISCRETION.

VOTES REQUIRED

                  The reincorporation proposal, which includes the concurrent two-for-one stock split, must be approved by the affirmative vote of a majority of the outstanding shares of the Temecula-Delaware Common Stock.

RECOMMENDATION OF THE BOARD

                  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 1 IN SUPPORT OF THE REINCORPORATION (INCLUDING APPROVAL OF THE STOCK SPLIT AND APPROVAL OF THE TEMECULA-CALIFORNIA RESTATED ARTICLES OF INCORPORATION AND BYLAWS AND THE AGREEMENT AND PLAN OF MERGER).

OTHER PROPOSED ACTIONS

                  The Board is not aware of any other business that will come before the special meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the special meeting.

By Order of the Board of Directors,


-------------------------------------
Stephen H. Wacknitz
President and Chief Executive Officer

                        APPENDIX A TO THE PROXY STATEMENT



                          AGREEMENT AND PLAN OF MERGER
                                       OF
                           TEMECULA MERGER CORPORATION
                           (A CALIFORNIA CORPORATION)
                                       AND
                          TEMECULA VALLEY BANCORP INC.
                            (A DELAWARE CORPORATION)



                  This Agreement and Plan of Merger ("Merger Agreement") dated as of November 7, 2003, is made by and between Temecula Merger Corporation, a California corporation ("Temecula-California") and Temecula Valley Bancorp Inc., a Delaware corporation ("Temecula-Delaware" and together with Temecula-California, the "Constituent Corporations").

                                    RECITALS

                  A. Temecula-Delaware desires to merge with and into Temecula-California, a California corporation that is a wholly-owned subsidiary of Temecula-Delaware, and Temecula-California desires to merge with Temecula-Delaware, all upon the terms and subject to the conditions of this Merger Agreement (the "Proposed Merger").

                  B. Temecula-California is a corporation duly organized and existing under the California General Corporation Law (the "CGCL"). Temecula-California has authorized capital of 40,000,000 shares of Common Stock, no par value ("Temecula-California Common Stock"). As of the date hereof, one share of Temecula-California Stock is issued and outstanding, which is held by Temecula-Delaware.

                  C. Temecula-Delaware is a corporation duly organized and existing under the Delaware General Corporation Law (the "DGCL").
Temecula-Delaware has authorized capital of 40,000,000 shares, consisting of 40,000,000 shares of Common Stock, par value $0.001 per share
("Temecula-Delaware Common Stock"). As of the date hereof, 4,065,957 shares of Temecula-Delaware Common Stock are issued and outstanding.

                  D. The Board of Directors of Temecula-Delaware has determined by unanimous vote that, for the purpose of effecting the reincorporation of Temecula-Delaware in the State of California, it is advisable and in the best interest of Temecula-Delaware and its shareholders that it ratify, confirm and approve the Proposed Merger, pursuant to which it will merge with and into Temecula-California upon the terms and conditions herein provided.

                  E. The respective Boards of Directors of Temecula-California and Temecula-Delaware have authorized and approved this Merger Agreement and have directed that this Merger Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

                  F. The sole shareholder of Temecula-California has approved this Merger Agreement.

                  G. This Merger Agreement is a Plan of Reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

                  NOW, THEREFORE, in consideration of the foregoing recitals, the mutual agreements and covenants set forth herein, and other good and valuable consideration, the Constituent Corporations agree as follows:

                                    ARTICLE I

                                     MERGER

                  1.1 MERGER. In accordance with the provisions of this Merger Agreement, the DGCL and the CGCL, Temecula-Delaware shall be merged with and into Temecula-California (the "Merger"), the separate existence of Temecula-Delaware shall cease, and Temecula-California shall survive the Merger and shall continue to be governed by the CGCL. Temecula-California shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the surviving corporation shall be Temecula Valley Bancorp Inc.

                  1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when this Merger Agreement along with properly executed Officers' Certificates meeting the requirements of the CGCL shall have been filed with the Secretary of State of the State of California.

                  The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date."

                  1.3 EFFECT OF MERGER. Upon the Effective Date of the Merger, the separate existence of Temecula-Delaware shall cease, and Temecula-California, as the Surviving Corporation, (i) shall continue to possess all of Temecula-California's assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger; (ii) shall be subject to all actions previously taken by its and Temecula-Delaware's Board of Directors;
(iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Temecula-Delaware including, without limitation, all patents, trademarks, licenses, registrations, and all other intellectual properties however defined; (iv) shall continue to be subject to all of Temecula-California's debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Temecula-Delaware in the same manner as if Temecula-California had itself incurred them, all as more fully provided under the applicable provisions of the CGCL and the DGCL, and (vi) shall continue to operate the business of Temecula-Delaware under its current name, Temecula Valley Bancorp Inc., as provided in Article II below.

                                   ARTICLE II

                    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

                  2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Temecula-California as in effect immediately prior to the Effective Date of the Merger are restated as of the Effective Date as provided in Exhibit 2.1 to this Merger Agreement.

                  2.2 BYLAWS. The Bylaws of Temecula-California as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

                  2.3 DIRECTORS AND OFFICERS. The directors and officers of Temecula-Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Restated Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                   ARTICLE III

                          MANNER OF CONVERSION OF STOCK

                  3.1 STOCK CONVERSION. Upon the Effective Date of the Merger, each share of Temecula-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger, and without any action by the Constituent Corporations, the holder of such shares, or any other person, be deemed to represent the right to receive two fully paid and nonassessable shares of the corresponding Temecula-California Common Stock.

                  3.2      TEMECULA-DELAWARE EMPLOYEE BENEFITS AND STOCK OPTION
                           PLANS.

                           (a) Upon the Effective Date of the Merger, the
Surviving Corporation shall assume and continue the employee benefits and stock option plans of Temecula-Delaware. Each outstanding and unexercised option or other right to purchase a security convertible into Temecula-Delaware Common Stock shall become an option or right to purchase a security convertible into the Surviving Corporation's Common Stock on the basis of two shares of the Surviving Corporation's Common Stock for each share of Temecula-Delaware Common Stock issuable pursuant to any such option, upon the same terms and subject to the same conditions and subject to appropriate adjustments to the exercise price due to the stock split.

                           (b) A number of shares of the Surviving Corporation's
Common Stock shall be reserved for issuance upon the exercise of options, equal to twice the number of shares of Temecula-Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

                  3.3 CANCELLATION OF STOCK. Upon the Effective Date of the Merger, the one share of Temecula-California Common Stock presently issued and outstanding shall be canceled without consideration without consideration and returned to the status of authorized but unissued shares and no shares of Common Stock or other securities of the Surviving Corporation will be issued in respect thereof.

                  3.4      NO EXCHANGE OF CERTIFICATES REQUIRED.

                           (a) After the Effective Date of the Merger, each
holder of an outstanding certificate representing shares of Temecula-Delaware Common Stock may, but is not required to, surrender the same for cancellation without consideration to the Transfer Agent, U.S. Stock Transfer, and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of corresponding Temecula-California Stock into which the surrendered shares were converted without giving effect to the two-for-one stock split. A separate certificate shall be issued for the additional shares to be issued as a result of the two-for-one stock split. Until so surrendered, each outstanding certificate theretofore representing shares of Temecula-Delaware Common Stock shall be deemed for all purposes to represent the number of corresponding shares of whole Temecula-California Common Stock into which such shares of Temecula-Delaware Common Stock were converted in the Merger without giving effect to the two-for-one stock split.

                           (b) The registered owner on the books and records of
the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Temecula-California Stock represented by such outstanding certificate as provided above.

                           (c) Each certificate representing Temecula-California
Stock so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of corresponding stock of Temecula-Delaware so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws. As applicable, the time period during which a shareholder has held the Temecula-Delaware Common Stock shall be included in the time period during which such shareholder actually holds the Temecula-California Common Stock received in exchange for Temecula-Delaware Common Stock for the purposes of determining the term of the restrictive period applicable to the Temecula-California Common Stock.

                           (d) If any certificate for shares of
Temecula-California Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise be in proper form for transfer, that such transfer otherwise be proper and the person requesting such transfer pay to Temecula-California or the Transfer Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Temecula-California that such tax has been paid or is not payable.


                  3.5 DISSENTERS' RIGHTS. Notwithstanding anything to the contrary contained in this Article III, each outstanding share of Temecula-Delaware Common Stock as to which a written demand for purchase is made in accordance with Section 1301 of the CGCL, stating that the record holder demands that his or her shares be purchased for cash for their fair market value, and which is not voted in favor of the Merger, shall not be converted into shares of Temecula-California Common Stock unless and until the holder shall have failed to perfect or shall have effectively withdrawn or lost his right to payment of the fair market value of his shares of Temecula-Delaware Common Stock under Sections 1300 to 1313, inclusive, of the CGCL, at which time such shares of Temecula-Delaware Common Stock shall be converted into shares of Temecula-California Common Stock in the same manner as provided for other outstanding shares of Temecula-Delaware Common Stock in this Article III.

                                   ARTICLE IV

                                     GENERAL

                  4.1 COVENANTS OF TEMECULA-CALIFORNIA. From time to time, as and when required by Temecula-California or by its successors or assigns, there shall be executed and delivered on behalf of Temecula-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Temecula-California the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Temecula-Delaware and otherwise to carry out the purposes of this Merger Agreement.

                  4.2 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either of the Constituent Corporations, or by both, notwithstanding the approval of this Merger Agreement by the shareholders of either of the Constituent Corporations, or by both.

                  4.3 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date; provided, however, that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either of the Constituent Corporations shall not without the requisite shareholder approval (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (b) alter or change any term of the Restated Articles of Incorporation of the Surviving Corporation to be effective immediately after the Merger, or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

                  4.4 GOVERNING LAW. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with the laws of the State of California and, so far as applicable, the merger provisions of the DGCL.

                  4.5 COUNTERPART. To facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.





                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, this Merger Agreement having first been approved by the resolutions of the Boards of Directors of Temecula-California, a California corporation, and Temecula-Delaware, a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized as of the date first above written.

                            TEMECULA VALLEY BANCORP INC.,
                            a Delaware corporation


                            By:       /s/ Stephen H. Wacknitz
                                     -------------------------------------------
                                     Stephen H. Wacknitz
                                     Chief Executive Officer and
                                     President

                            By:       /s/ Donald A. Pitcher
                                     -------------------------------------------
                                     Donald A. Pitcher
                                     Secretary


                            TEMECULA MERGER COPRORATION,
                            a California corporation


                            By:       /s/ Stephen H. Wacknitz
                                     -------------------------------------------
                                     Stephen H. Wacknitz
                                     Chief Executive Officer and
                                     President

                           By:       /s/ Donald A. Pitcher
                                     -------------------------------------------
                                     Donald A. Pitcher
                                     Secretary

                       EXHBIT 2.1 TO THE MERGER AGREEMENT

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                          TEMECULA VALLEY BANCORP INC.



                                    ARTICLE I

NAME:                     The name of the Corporation is Temecula Valley
                          Bancorp Inc.

                                   ARTICLE II

PURPOSE: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                   ARTICLE III

AUTHORIZED
STOCK: The Corporation is authorized to issue only one class of stock, designated as Common Stock, and the total number of shares which the Corporation is authorized to issue is forty million (40,000,000).

                                   ARTICLE IV

DIRECTOR
LIABILITY:                 The liability of the directors of the Corporation for
                           monetary damages shall be eliminated to the fullest extent permissible under California law.

                                    ARTICLE V

INDEMNI-
FICATION:                  This Corporation is authorized to provide
                           indemnification of agents (as defined in Section 317 of the California Corporations Code) to the fullest extent permissible under California law. Any amendment, repeal or modification of the provisions of this Article shall not adversely affect any right or protection of an agent of the Corporation existing at the time of such amendment, repeal or modification.

                                   ARTICLE VI

AGENT FOR
SERVICE OF
PROCESS: The name and address in the State of California of this corporation's initial agent for service of process is:

                                            Stephanie E. Allen
                                            2040 Main Street, 14th Floor
                                            Irvine, CA  92614

                        APPENDIX B TO THE PROXY STATEMENT

                                     BYLAWS

                                       OF

                           TEMECULA MERGER CORPORATION



                                    ARTICLE I

                                     OFFICES

                  SECTION 1.1. PRINCIPAL OFFICE. The principal executive office of the corporation is hereby located at such place as the board of directors (the "board") shall determine. The board is hereby granted full power and authority to change said principal executive office from one location to another.

                  SECTION 1.2. OTHER OFFICES. Other business offices may, at any time, be established by the board at such other places as it deems appropriate.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

                  SECTION 2.1. PLACE OF MEETINGS. Meetings of shareholders may be held at such place within or outside the state of California designated by the board. In the absence of any such designation, shareholders' meetings shall be held at the principal executive office of the corporation.

                  SECTION 2.2. ANNUAL MEETING. The annual meeting of shareholders shall be held for the election of directors on a date and at a time designated by the board. The date so designated shall be within fifteen (15) months after the last annual meeting. At such meeting, directors shall be elected, and any other proper business within the power of the shareholders may be transacted.

                  SECTION 2.3. SPECIAL MEETINGS. Special meetings of the shareholders may be called at any time by the board, the chairperson of the board, the president, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. If a special meeting is called by any person or persons other than the board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or by registered mail to the chairperson of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt of the request, the person or persons requesting the meeting may give the notice. Nothing in this paragraph shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board may be held.

                  SECTION 2.4. NOTICE OF MEETINGS. Written notice, in accordance with Section 2.5 of this Article II, of each annual or special meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote thereat. Such notice shall state the place, date and hour of the meeting and (a) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (b) in the case of the annual meeting, those matters which the board, at the time of the mailing of the notice, intends to present for action by the shareholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the names of nominees intended at the time of the notice to be presented by the board for election.

                  If action is proposed to be taken at any meeting for approval of (a) a contract or transaction in which a director has a direct or indirect financial interest, pursuant to Section 310 of the California Corporations Code, as amended (the "Code"), (b) an amendment of the articles of incorporation, pursuant to Section 902 of the Code, (c) a reorganization of the corporation, pursuant to Section 1201 of the Code, (d) a voluntary dissolution of the corporation, pursuant to Section 1900 of the Code, or (e) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, pursuant to Section 2007 of the Code, the notice shall also state the general nature of that proposal.

                  SECTION 2.5. MANNER OF GIVING NOTICE. Notice of a shareholders' meeting shall be given either personally or by first-class mail or telegraphic or other written communication, charges prepaid, addressed to the shareholder at the address of that shareholder appearing on the books of the corporation or given by the shareholder to the corporation for the purpose of notice. If no such address appears on the corporation's books or is given, notice shall be deemed to have been given if sent to that shareholder by first-class mail or telegraphic or other written communication to the corporation's principal executive office or if published at least once in a newspaper of general circulation in the county in which the principal executive office is located. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication. An affidavit of mailing or other means of giving any notice in accordance with the above provisions, executed by the secretary, assistant secretary or any transfer agent, shall be prima facie evidence of the giving of the notice.

                  If any notice addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice to all other shareholders.

                  SECTION 2.6. QUORUM. A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders but in no event, shall a quorum consist of less than one-third of the shares entitled to vote at the meeting.. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

                  SECTION 2.7. ADJOURNED MEETING AND NOTICE THEREOF. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy at the meeting, but in the absence of a quorum (except as provided in Section 2.6 of this Article II) no other business may be transacted at such meeting.

                  When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, when any shareholders' meeting is adjourned for more than 45 days from the date set for the original meeting, or, if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting.

                  SECTION 2.8. VOTING. The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 2.9 of this Article II.

                  Voting of shares of the corporation shall in all cases be subject to the provisions of Sections 700 through 711, inclusive, of the Code.

                  The shareholders' vote may be by voice or ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than election of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than the election of directors), but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Code or by the articles of incorporation.

                  Subject to the following sentence and the provisions of
Section 708 of the Code, every shareholder entitled to vote at any election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder shall be entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate's or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the meeting and prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

                  No shareholder shall be entitled to cumulative votes if the provisions of Section 301.5 of the Code allow the corporation to dispense with cumulative voting.

                  In any election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, shall be elected. Votes against the director and votes withheld shall have no legal effect.

                  SECTION 2.9. RECORD DATE. The board may fix, in advance, a record date for the determination of the shareholders entitled to notice of any meeting or to vote or to receive payment of any dividend or other distribution, or allotment of any rights, or to exercise any rights in respect of any other lawful action. The record date so fixed shall be not more than 60 days nor less than 10 days prior to the date of the meeting nor more than 60 days prior to any other action. When a record date is so fixed, only shareholders of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise rights, as the case may be, notwithstanding any transfer of shares on the books of the corporation after the record date. A record date for a meeting of shareholders shall apply to any adjournment of the meeting unless the board fixes a new record date for the adjourned meeting. The board shall fix a new record date if the meeting is adjourned for more than 45 days.

                  If no record date is fixed by the board, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice of the meeting is given or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. The record date for determining shareholders for any purpose other than as set forth in this Section 2.9 or Section 2.11 of this
Article II shall be at the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

                  SECTION 2.10. CONSENT OF ABSENTEES. The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, who was not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Code to be included in the notice but not so included, if such objection is expressly made at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes of the meeting, except that if action is taken or proposed to be taken for approval of any of those matters specified in the second paragraph of Section 2.4 of this Article II, the waiver of notice, consent or approval shall state the general nature of the proposal.

                  SECTION 2.11. ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Subject to Section 603 of the Code, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding shares, or their proxies, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the secretary of the corporation and shall be maintained in the corporate records; provided, however, that (1) unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous consent shall be given, as provided by Section 603(b) of the Code, and (2) in the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that subject to applicable law, a director may be elected at any time to fill a vacancy on the board that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. Any written consent may be revoked by a writing received by the secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the secretary.

                  Unless a record date for voting purposes be fixed as provided in Section 2.9 of this Article II, the record date for determining shareholders entitled to give consent pursuant to this Section 2.11, when no prior action by the board has been taken, shall be the day on which the first written consent is given.

                  SECTION 2.12. PROXIES. Every person entitled to vote shares or execute written consents has the right to do so either in person or by one or more persons authorized by a written proxy executed and dated by such shareholder and filed with the secretary of the corporation prior to the convening of any meeting of the shareholders at which any such proxy is to be used or prior to the use of such written consent. A validly executed proxy which does not state that it is irrevocable continues in full force and effect unless:
(1) revoked by the person executing it prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by the person executing the prior proxy and presented to the meeting, or as to any meeting of shareholders, by attendance at such meeting and voting in person by the person executing the proxy; or (2) written notice of the death or incapacity of the maker of the proxy is received by the corporation before the vote pursuant thereto is counted; provided, however, that no proxy shall be valid after the expiration of 11 months from the date of its execution unless otherwise provided in the proxy.

                  SECTION 2.13. INSPECTORS OF ELECTION. In advance of any meeting of shareholders, the board may appoint any persons other than nominees for office as inspectors of election to act at such meeting and any adjournment thereof. If no inspectors of election are so appointed, or if any persons so appointed fail to appear or refuse to act, the chairperson of any such meeting may, and on the request of any shareholder or shareholder's proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present shall determine whether one (1) or three (3) inspectors are to be appointed.

                  The duties of such inspectors shall be as prescribed by
Section 707(b) of the Code and shall include: determining the number of shares outstanding and the voting power of each; determining the shares represented at the meeting; determining the existence of a quorum; determining the authenticity, validity and the effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

                  SECTION 2.14. CONDUCT OF MEETINGS. The president shall preside at all meetings of the shareholders and shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The presiding officer's rulings on procedural matters shall be conclusive and binding on all shareholders, unless at the time of ruling a request for a vote is made to the shareholders entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all shareholders. Without limiting the generality of the foregoing, the presiding officer shall have all the powers usually vested in the presiding officer of a meeting of shareholders.

                                   ARTICLE III

                                    DIRECTORS

                  SECTION 3.1. POWERS. Subject to the provisions of the Code and any limitations in the articles of incorporation and these bylaws relating to actions required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board. The board may delegate the management of the day-to-day operations of the business of the corporation to a management company or other person provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the board. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the board shall have the following powers in addition to the other powers enumerated in these bylaws:

          (a) to select and remove all the other officers, agents and employees of the corporation, prescribe any qualifications, powers and duties for them that are consistent with law, the articles of incorporation or these bylaws, fix their compensation, and require from them security for faithful service;

          (b) to conduct, manage and control the affairs and business of the corporation and to make such rules and regulations therefor not inconsistent with law, the articles of incorporation or these bylaws, as they may deem best;

          (c) to adopt, make and use a corporate seal, to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best;

          (d) to authorize the issuance of shares of stock of the corporation from time to time, upon such terms and for such consideration as may be lawful;

          (e) to borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory and capital notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor and any agreements pertaining thereto;

          (f) to prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, contracts and other corporate instruments shall be executed;

          (g) to appoint and designate, by resolution adopted by a majority of the authorized number of directors, one or more committees, each consisting of two or more directors, including the appointment of alternate members of any committee who may replace any absent member at any meeting of the committee; and

          (h) generally, to do and perform every act or thing whatever that may pertain to or be authorized by the board of directors of a corporation incorporated under the laws of this state.

                  SECTION 3.2. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of directors of the corporation shall not be less than five
(5) nor more than nine (9) until changed by an amendment of the articles of incorporation or by a bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the range specified in the articles of incorporation or in this Section 3.2: (i) by a resolution duly adopted by the board; (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote; or (iii) by approval of the shareholders (as defined in Section 153 of the Code).

                  SECTION 3.3. NOMINATIONS OF DIRECTORS. Nominations for election of members of the board may be made by the board or by any holder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting called for the election of directors) shall be made in writing and shall be delivered or mailed to the president of the corporation by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or (ii) ten (10) days after the date of mailing of notice of the meeting to shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his or her instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a director between the last day for giving notice in accordance with this paragraph and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

                  A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected.

                  SECTION 3.4. ELECTION AND TERM OF OFFICE. The directors shall be elected at each annual meeting of shareholders, but if any annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. Each director shall hold office until the next annual meeting and until a successor has been elected and qualified.

                  SECTION 3.5. VACANCIES. Vacancies on the board, except for a vacancy created by the removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until the next annual meeting and until such director's successor has been elected and qualified. A vacancy on the board created by the removal of a director may only be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of all of the outstanding shares.

                  The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote.

                  Any director may resign effective upon giving written notice to the chairperson of the board, the president, secretary, or the board, unless the notice specifies a later time for the effectiveness of such resignation. If the board accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

                  A vacancy or vacancies on the board shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

                  The board may declare vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony.

                  No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

                  SECTION 3.6. PLACE OF MEETINGS. Regular or special meetings of the board shall be held at any place within or outside the state of California which has been designated in the notice of meeting or if there is no notice, at the principal executive office of the corporation, or at a place designated by resolution of the board or by the written consent of the board. Any regular or special meeting is valid wherever held if held upon written consent of all members of the board given either before or after the meeting and filed with the secretary of the corporation.

                  SECTION 3.7. REGULAR MEETINGS. Immediately following each annual meeting of shareholders, the board shall hold a regular meeting for the purpose of organization, any desired election of officers and the transaction of other business. Notice of this meeting shall not be required.

                  Other regular meetings of the board shall be held at any place within the State of California which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held either at a place so designated, within the State of California, or at the principal executive office. Call and notice of all regular meetings of the board are hereby dispensed with.

                  SECTION 3.8. SPECIAL MEETINGS. Special meetings of the board for any purpose or purposes may be called at any time by the chairperson of the board, the president, any vice president, the secretary or by any two directors.

                  Special meetings of the board shall be held upon four days' written notice by mail or 48 hours' notice delivered personally or by telephone, telegraph, telex or other similar means of communication. Any such notice shall be addressed or delivered to each director at the director's address as shown upon the records of the corporation or as given to the corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. Such notice may, but need not, specify the purpose of the meeting, or the place if the meeting is to be held at the principal executive office of the corporation.

                  Notice by mail shall be deemed to have been given at the time a written notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means or by facsimile transmission, to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or wireless, to the recipient or to a person at the office of the recipient whom the person giving the notice has reason to believe will promptly communicate it to the recipient.

                  SECTION 3.9. QUORUM. A majority of the authorized number of directors constitutes a quorum of the board for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board, unless a greater number be required by the articles of incorporation and subject to the provisions of
Section 310 of the Code (as to approval of contracts or transactions in which a director has a direct or indirect material financial interest) and Section 317(e) of the Code (as to indemnification of directors). A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

                  SECTION 3.10. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the board may participate in a meeting through use of a conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another. Participation in a meeting pursuant to this Section 3.10 constitutes presence in person at such meeting.

                  SECTION 3.11. WAIVER OF NOTICE. Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes of the meeting, whether before or after the meeting, or who attends the meeting without protesting, before the meeting or at its commencement, the lack of notice to such director. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  SECTION 3.12. ADJOURNMENT. A majority of the directors present, whether or not a quorum is present, may adjourn any directors' meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of the time and place shall be given before the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

                  SECTION 3.13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the board may be taken without a meeting if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same effect as a unanimous vote of the board.

                  SECTION 3.14. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the board. This
Section 3.14 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.

                  SECTION 3.15. RIGHTS OF INSPECTION. Every director of the corporation shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and also of its subsidiary corporations, domestic or foreign. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

                  SECTION 3.16. REMOVAL OF DIRECTOR WITHOUT CAUSE. Any or all of the directors of the corporation may be removed without cause if the removal is approved by the outstanding shares, subject to the following:

          (a) Except if the corporation has a classified board, no director may be removed (unless the entire board is removed) when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director's most recent election were then being elected.

          (b) When by the provisions of the articles the holders of the shares of any class or series, voting as a class or series, are entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

          (c) When the corporation has a classified board, a director may not be removed if the votes cast against removal of the director, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

                  SECTION 3.17. REMOVAL OF DIRECTORS BY SHAREHOLDER'S SUIT. The superior court of the proper county may, at the suit of the shareholders holding at least 10 percent of the number of outstanding shares of any class, remove from office any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation and may bar from reelection any director so removed for a period prescribed by the court. The corporation shall be made a party to such action.

                                   ARTICLE IV

                                    OFFICERS

                  SECTION 4.1. OFFICERS. The officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board, a chairperson of the board, a vice chairperson of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant financial officers and such other officers as may be elected or appointed in accordance with the provisions of Section 4.3 of this Article IV. One person may hold two or more offices, except those of president and secretary.

                  SECTION 4.2. APPOINTMENT. The officers of the corporation, except such officers as may be appointed in accordance with the provisions of
Section 4.3 or Section 4.5 of this Article IV, shall be chosen by, and shall serve at the pleasure of, the board, and shall hold their respective offices until their resignation, removal or other disqualification from service, or until their respective successors shall be appointed, subject to the rights, if any, of an officer under any contract of employment.

                  SECTION 4.3. SUBORDINATE OFFICERS. The board may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each to hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the board may from time to time determine.

                  SECTION 4.4. REMOVAL AND RESIGNATION. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board at any time, or, except in the case of an officer chosen by the board, by any officer upon whom such power of removal may be conferred by the board.

                  Any officer may resign at any time by giving written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 4.5. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointment to such office.

                  SECTION 4.6. CHAIRPERSON. The chairperson of the board, if there shall be such an officer, shall, if present, preside at all meetings of the board and exercise and perform such other powers and duties as may be assigned from time to time by the board.

                  SECTION 4.7. VICE CHAIRPERSON. The vice chairperson of the board, if there shall be such an officer, shall, in the absence of the chairperson of the board, preside at all meetings of the board and exercise and perform such other powers and duties as may be assigned from time to time by the board.

                  SECTION 4.8. PRESIDENT. Subject to such powers, if any, as may be given by the board to the chairperson of the board, if there shall be such an officer, the president is the general manager and chief executive officer of the corporation and has, subject to the control of the board, general supervision, direction and control of the business and affairs of the corporation. The president shall preside at all meetings of the shareholders and in the absence of both the chairperson of the board and the vice chairperson, or if there be none, at all meetings of the board. The president has the general powers and duties of management usually vested in the office of president and chief executive officer of a corporation and such other powers and duties as may be prescribed by the board.

                  SECTION 4.9. VICE PRESIDENT. In the absence or disability of the president, the vice presidents in order of their rank as fixed by the board or, if not ranked, the vice president designated by the board, shall perform all the duties of the president and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the bylaws, the board, the president or the chairperson of the board.

                  SECTION 4.10. SECRETARY. The secretary shall keep or cause to be kept, at the principal executive office or such other place as the board may order, a book of minutes of all meetings of shareholders, the board and its committees, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice or waivers of notice thereof given, the names of those present at the board and committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

                  The secretary shall keep, or cause to be kept, a copy of the bylaws of the corporation at the principal executive office or business office in accordance with Section 213 of the Code. The secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent or registrar, if one is appointed, a record of its shareholders, or a duplicate record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.

                  The secretary shall give, or cause to be given, notice of all the meetings of the shareholders, of the board and of any committees thereof required by these bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board.

                  SECTION 4.11. ASSISTANT SECRETARY. The assistant secretary or the assistant secretaries, in the order of their seniority, shall, in the absence or disability of the secretary, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the secretary and shall have such additional powers and discharge such duties as may be assigned from time to time by the president or by the board.

                  SECTION 4.12. CHIEF FINANCIAL OFFICER. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of the properties and financial and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares, and shall send or cause to be sent to the shareholders of the corporation such financial statements and reports that by law or these bylaws are required to be sent to them. The books of account shall at all times be open to inspection by any director of the corporation.

                  The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board. The chief financial officer shall disburse the funds of the corporation as may be ordered by the board, shall render to the president and directors, whenever they request it, an account of all transactions engaged in as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board.

                  SECTION 4.13. ASSISTANT FINANCIAL OFFICER. The assistant financial officer or the assistant financial officers, in the order of their seniority, shall, in the absence or disability of the chief financial officer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the chief financial officer, and shall have such additional powers and discharge such duties as may be assigned from time to time by the president or by the board.

                  SECTION 4.14. SALARIES. The salaries of the officers shall be fixed from time to time by the board and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.

                  SECTION 4.15. OFFICERS HOLDING MORE THAN ONE OFFICE. Any two or more offices, except those of president and secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

                  SECTION 4.16. INABILITY TO ACT. In the case of absence or inability to act of any officer of the corporation and of any person herein authorized to act in his or her place, the board may from time to time delegate the powers or duties of such officer to any other officer, or any director or other person whom it may select.

                                    ARTICLE V

                                 INDEMNIFICATION

                  SECTION 5.1. DEFINITIONS. For use in this Article V, certain terms are defined as follows:

          (a) "Agent": A director, officer, employee or agent of the corporation or a person who is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise (including service with respect to employee benefit plans and service on creditors' committees with respect to any proceeding under the Bankruptcy Code, assignment for the benefit of creditors or other liquidation of assets of a debtor of the corporation), or a person who was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the corporation or of another enterprise at the request of the predecessor corporation.

          (b) "Loss": All expenses, liabilities, and losses including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article.

          (c) "Proceeding": Any threatened, pending or completed action, suit or proceeding including any and all appeals, whether civil, criminal, administrative or investigative.

                  SECTION 5.2. RIGHT TO INDEMNIFICATION. Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness or otherwise) in any Proceeding, by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was an Agent, is entitled to indemnification. Agent shall be indemnified and held harmless by the corporation to the fullest extent authorized by law. The right to indemnification conferred in this Article V shall be a contract right. It is the corporation's intention that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the Code, as authorized by the corporation's articles of incorporation.

                  SECTION 5.3. AUTHORITY TO ADVANCE EXPENSES. The right to indemnification provided in Section 5.2 of these bylaws shall include the right to be paid, in advance of a Proceeding's final disposition, expenses incurred in defending that Proceeding, provided, however, that if required by the California General Corporation Law, as amended, the payment of expenses in advance of the final disposition of the Proceeding shall be made only upon delivery to the corporation of an undertaking by or on behalf of the Agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized under this Article V or otherwise. The Agent's obligation to reimburse the corporation for advances shall be unsecured and no interest shall be charged thereon.

                  SECTION 5.4. RIGHT OF CLAIMANT TO BRING SUIT. If a claim under
Section 5.2 or 5.3 of these bylaws is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time there-after bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition) that the claimant has not met the standards of conduct that make it permissible under the California General Corporation Law for the corporation to indemnify the claimant for the amount claimed. The burden of proving such a defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that the indemnification of the claimant is proper under the circumstances because he or she has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not already met the applicable standard of conduct.

                  SECTION 5.5. PROVISIONS NONEXCLUSIVE. The rights conferred on any person by this Article V shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the articles of incorporation, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. To the extent that any provision of the articles of incorporation, agreement, or vote of the shareholders or disinterested directors is inconsistent with these bylaws, the provision, agreement, or vote shall take precedence.

                  SECTION 5.6. AUTHORITY TO INSURE. The corporation may purchase and maintain insurance to protect itself and any Agent against any Loss asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Loss under applicable law or the provisions of this Article V. If the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet one of the two sets of conditions set forth in Section 317 of the Code.

                  SECTION 5.7. SURVIVAL OF RIGHTS. The rights provided by this
Article V shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

                  SECTION 5.8. SETTLEMENT OF CLAIMS. The corporation shall not be liable to indemnify any Agent under this Article V: (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

                  SECTION 5.9. EFFECT OF AMENDMENT. Any amendment, repeal or modification of this Article V shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal or modification.

                  SECTION 5.10. SUBROGATION. Upon payment under this Article V, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

                  SECTION 5.11. NO DUPLICATION OF PAYMENTS. The corporation shall not be liable under this Article V to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE VI

                                OTHER PROVISIONS

                  SECTION 6.1.      INSPECTION OF CORPORATE RECORDS.

                  (a) A shareholder or shareholders of the corporation holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (1%) of the outstanding voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the corporation shall have an absolute right to do either or both of the following:

                           (i) inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the corporation; or

                           (ii) obtain from the transfer agent, if any, for the corporation, upon written demand and upon the tender of its usual charges for such a list (the amount of which charges shall be stated to the shareholder by the transfer agent upon request), a list of the shareholders' names and addresses who are entitled to vote for the election of directors and their shareholdings, as of the most recent record date for which it has been compiled, or as of a date specified by the shareholder subsequent to the date of demand. The corporation shall have a responsibility to cause the transfer agent to comply with this Section 6.1;

               (b) The record of shareholders shall also be open to inspection and copying by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate. A written demand for such inspection shall be accompanied by a statement in reasonable detail of the purpose of the inspection.

               (c) The accounting books and records and minutes of proceedings of the shareholders and the board and committees of the board shall be open to inspection upon written demand on the corporation by any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of such voting trust certificate. The right of inspection created by this
                    Section 6.1(c) shall extend to the records of each subsidiary of the corporation. A written demand for such inspection shall be accompanied by a statement in reasonable detail of the purpose of the inspection.

               (d) Any inspection and copying under this Section 6.1 may be made in person or by agent or attorney.

                  SECTION 6.2. INSPECTION OF BYLAWS. The corporation shall keep at its principal executive office in California the original or a copy of these bylaws as amended to date, which shall be open to inspection by shareholders at all reasonable times during office hours.

                  SECTION 6.3. EXECUTION OF DOCUMENTS, CONTRACTS. Subject to the provisions of applicable law, any note, mortgage, evidence of indebtedness, contract, share certificate, initial transaction statement or written statement, conveyance or other instrument in writing and any assignment or endorsement thereof executed or entered into between the corporation and any other person, when signed by the chairperson of the board, the president or any vice president and the secretary, any assistant secretary, the chief financial officer or any assistant financial officer of the corporation, or when stamped with a facsimile signature of such appropriate officers in the case of share certificates, shall be valid and binding upon the corporation in the absence of actual knowledge on the part of the other person that the signing officers did not have authority to execute the same. Any such instruments may be signed by any other person or persons and in such manner as from time to time shall be determined by the board, and unless so authorized by the board, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

                  SECTION 6.4. CERTIFICATES OF STOCK. Every holder of shares of the corporation shall be entitled to have a certificate signed in the name of the corporation by the chairperson or the vice chairperson of the board or the president or a vice president and by the secretary or an assistant secretary or the chief financial officer or an assistant financial officer, certifying the number of shares and the class or series of shares owned by the shareholder. The signatures on the certificates may be facsimile signatures. If any officer, transfer agent or registrar who has signed a certificate or whose facsimile signature has been placed upon the certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

                  Except as provided in this Section 6.4, no new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time. The board may, however, in case any certificate for shares is alleged to have been lost, stolen or destroyed, authorize the issuance of a new certificate in lieu thereof, and the corporation may require that the corporation be given a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate.

                  Prior to the due presentment for registration of transfer in the stock transfer book of the corporation, the registered owner shall be treated as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, except as expressly provided otherwise by the laws of the state of California.

                  SECTION 6.5. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The president or any other officer or officers authorized by the board or the president are each authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares or other securities of any other corporation or corporations standing in the name of the corporation. The authority herein granted may be exercised either by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.

                  SECTION 6.6. SEAL. If the corporation desires to obtain a corporate seal, such corporate seal of the corporation shall consist of two concentric circles, between which shall be the name of the corporation, and in the center shall be inscribed the word "Incorporated" and the date of its incorporation.

                  SECTION 6.7. FISCAL YEAR. The fiscal year of the corporation shall begin on the first day of January and end on the 31st day of December of each year.

                  SECTION 6.8. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Code and the California General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                  SECTION 6.9. BYLAW PROVISIONS CONTRARY TO OR INCONSISTENT WITH PROVISIONS OF LAW. Any article, section, subsection, subdivision, sentence, clause or phrase of these bylaws which, upon being construed in the manner provided in this Section 6.9, shall be contrary to or inconsistent with any applicable provision of the Code or other applicable laws of the state of California or of the United States shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

                                   ARTICLE VII

                                   AMENDMENTS

                  SECTION 7.1. AMENDMENT BY SHAREHOLDERS. New bylaws may be adopted or these bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the articles of incorporation of the corporation set forth the number of authorized directors of the corporation, the authorized number of directors may be changed only by an amendment of the articles of incorporation and provided also that a bylaw reducing the fixed number or the minimum number of directors to a number less than five cannot be adopted if the votes cast against adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than 16 2/3 percent of the outstanding shares entitled to vote.

                  SECTION 7.2. AMENDMENT BY DIRECTORS. Subject to the rights of the shareholders as provided in Section 7.1 of this Article VII, bylaws, other than a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a variable board or vice versa, may be adopted, amended or repealed by the board.

                            CERTIFICATE OF SECRETARY



                  I, the undersigned, do hereby certify:

                  1. That I am the duly elected and acting secretary of Temecula Valley Bancorp Inc., a California corporation; and

                  2. That the foregoing Bylaws, comprising 20 pages, constitute the Bylaws of Temecula Valley Bancorp Inc. as duly adopted by action of the board of directors of Temecula Valley Bancorp Inc. duly taken on November 7, 2003.



                                    /s/ Donald A. Pitcher
                                    --------------------------------------------
                                    Donald A. Pitcher
                                    Secretary

                        APPENDIX C TO THE PROXY STATEMENT



                 CALIFORNIA CORPORATIONS CODE SECTION 1300-1313



     SECTION 1300. RIGHT TO REQUIRE PURCHASE - "DISSENTING SHARES" AND "DISSENTING SHAREHOLDER" DEFINED.

                  (a) If the approval of the outstanding shares (Section 152) of a corporation is required for a reorganization under subdivisions (a) and (b) or subdivision (e) or (f) of Section 1201, each shareholder of the corporation entitled to vote on the transaction and each shareholder of a subsidiary corporation in a short-form merger may, by complying with this chapter, require the corporation in which the shareholder holds shares to purchase for cash at their fair market value the shares owned by the shareholder which are dissenting shares as defined in subdivision (b). The fair market value shall be determined as of the day before the first announcement of the terms of the proposed reorganization or short-form merger, excluding any appreciation or depreciation in consequence of the proposed action, but adjusted for any stock split, reverse stock split, or share dividend which becomes effective thereafter.

                  (b) As used in this chapter, "dissenting shares" means shares which come within all of the following descriptions:

                           (1) Which were not immediately prior to the
reorganization or short-form merger either (A) listed on any national securities exchange certified by the Commissioner of Corporations under subdivision (o) of Section 25100 or (B) listed on the national Market System of the NASDAQ Stock Market, and the notice of the meeting of shareholders to act upon the reorganization summarizes this section and Sections 1301, 1302, 1303 and 1304; provided, however, that this provision does not apply to any shares with respect to which there exists any restriction on transfer imposed by the corporation or by any law or regulation; and provided, further, that this provision does not apply to any class of shares described in subparagraph (A) or
(B) if demands for payment are filed with respect to 5 percent or more of the outstanding shares of that class.

                           (2)      Which were outstanding on the date for the
determination of shareholders entitled to vote on the reorganization and (A) were not voted in favor of the reorganization or, (B) if described in subparagraph (A) or (B) of paragraph (1) (without regard to the provisos in that paragraph), were voted against the reorganization, or which were held of record on the effective date of a short-form merger; provided, however, that subparagraph (A) rather than subparagraph (B) of this paragraph applies in any case where the approval required by Section 1201 is sought by written consent rather than at a meeting.

                           (3) Which the dissenting shareholder has demanded
that the corporation purchase at their fair market value, in accordance with Section 1301.

                           (4) Which the dissenting shareholder has submitted
for endorsement, in accordance with Section 1302.

                  (c) As used in this chapter, "dissenting shareholder" means the recordholder of dissenting shares and includes a transferee of record.

                  SECTION 1301.  DEMAND FOR PURCHASE.

                  (a) If, in the case of a reorganization, any shareholders of a corporation have a right under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, to require the corporation to purchase their shares for cash, such corporation shall mail to each such shareholder a notice of the approval of the reorganization by its outstanding shares (Section 152) within 10 days after the date of such approval, accompanied by a copy of Sections 1300, 1302, 1303, 1304 and this section, a statement of the price determined by the corporation to represent the fair market value of the dissenting shares, and a brief description of the procedure to be followed if the shareholder desires to exercise the shareholder's right under such sections. The statement of price constitutes an offer by the corporation to purchase at the price stated any dissenting shares as defined in subdivision (b) of Section 1300, unless they lose their status as dissenting shares under
Section 1309.

                  (b) Any shareholder who has a right to require the corporation to purchase the shareholder's shares for cash under Section 1300, subject to compliance with paragraphs (3) and (4) of subdivision (b) thereof, and who desires the corporation to purchase such shares shall make written demand upon the corporation for the purchase of such shares and payment to the shareholder in cash of their fair market value. The demand is not effective for any purpose unless it is received by the corporation or any transfer agent thereof (1) in the case of shares described in clause (i) or (ii) of paragraph (1) of subdivision (b) of Section 1300 (without regard to the provisos in that paragraph), not later than the date of the shareholders' meeting to vote upon the reorganization, or (2) in any other case within 30 days after the date on which the notice of the approval by the outstanding shares pursuant to subdivision (a) or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

                  (c) The demand shall state the number and class of the shares held of record by the shareholder which the shareholder demands that the corporation purchase and shall contain a statement of what such shareholder claims to be the fair market value of those shares as of the day before the announcement of the proposed reorganization or short-form merger. The statement of fair market value constitutes an offer by the shareholder to sell the shares at such price.

                  SECTION 1302.  ENDORSEMENT OF SHARES.

                  Within 30 days after the date on which notice of the approval by the outstanding shares or the notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, the shareholder shall submit to the corporation at its principal office or at the office of any transfer agent thereof, (a) if the shares are certificated securities, the shareholder's certificates representing any shares which the shareholder demands that the corporation purchase, to be stamped or endorsed with a statement that the shares are dissenting shares or to be exchanged for certificates of appropriate denomination so stamped or endorsed or (b) if the shares are uncertificated securities, written notice of the number of shares which the shareholder demands that the corporation purchase. Upon subsequent transfers of the dissenting shares on the books of the corporation, the new certificates, initial transaction statement, and other written statements issued therefor shall bear a like statement, together with the name of the original dissenting holder of the shares.

                  SECTION 1303.  AGREED PRICE - TIME FOR PAYMENT.

                  (a) If the corporation and the shareholder agree that the shares are dissenting shares and agree upon the price of the shares, the dissenting shareholder is entitled to the agreed price with interest thereon at the legal rate on judgments from the date of the agreement. Any agreements fixing the fair market value of any dissenting shares as between the corporation and the holders thereof shall be filed with the secretary of the corporation.

                  (b) Subject to the provisions of Section 1306, payment of the fair market value of dissenting shares shall be made within 30 days after the amount thereof has been agreed or within 30 days after any statutory or contractual conditions to the reorganization are satisfied, whichever is later, and in the case of certificated securities, subject to surrender of the certificates therefor, unless provided otherwise by agreement.

                  SECTION 1304.  DISSENTER'S ACTION TO REINFORCE PAYMENT.

                  (a) If the corporation denies that the shares are dissenting shares, or the corporation and the shareholder fail to agree upon the fair market value of the shares, then the shareholder demanding purchase of such shares as dissenting shares or any interested corporation, within six months after the date on which notice of the approval by the outstanding shares (Section 152) or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder, but not thereafter, may file a complaint in the superior court of the proper county praying the court to determine whether the shares are dissenting shares or the fair market value of the dissenting shares or both or may intervene in any action pending on such a complaint.

                  (b) Two or more dissenting shareholders may join as plaintiffs or be joined as defendants in any such action and two or more such actions may be consolidated.

                  (c) On the trial of the action, the court shall determine the issues. If the status of the shares as dissenting shares is in issue, the court shall first determine that issue. If the fair market value of the dissenting shares is in issue, the court shall determine, or shall appoint one or more impartial appraisers to determine, the fair market value of the shares.

                  SECTION 1305.  APPRAISERS' REPORT - PAYMENT - COSTS.

                  (a) If the court appoints an appraiser or appraisers, they shall proceed forthwith to determine the fair market value per share. Within the time fixed by the court, the appraisers, or a majority of them, shall make and file a report in the office of the clerk of the court. Thereupon, on the motion of any party, the report shall be submitted to the court and considered on such evidence as the court considers relevant. If the court finds the report reasonable, the court may confirm it.

                  (b) If a majority of the appraisers appointed fail to make and file a report within 10 days from the date of their appointment or within such further time as may be allowed by the court or the report is not confirmed by the court, the court shall determine the fair market value of the dissenting shares.

                  (c) Subject to the provisions of Section 1306, judgment shall be rendered against the corporation for payment of an amount equal to the fair market value of each dissenting share multiplied by the number of dissenting shares which any dissenting shareholder who is a party, or who has intervened, is entitled to require the corporation to purchase, with interest thereon at the legal rate from the date on which judgment was entered.

                  (d) Any such judgment shall be payable forthwith with respect to uncertificated securities and, with respect to certificated securities, only upon the endorsement and delivery to the corporation of the certificates for the shares described in the judgment. Any party may appeal from the judgment.

                  (e) The costs of the action, including reasonable compensation to the appraisers to be fixed by the court, shall be assessed or apportioned as the court considers equitable, but, if the appraisal exceeds the price offered by the corporation, the corporation shall pay the costs (including in the discretion of the court attorneys' fees, fees of expert witnesses and interest at the legal rate on judgments from the date of compliance with Sections 1300, 1301 and 1302 if the value awarded by the court for the shares is more than 125 percent of the price offered by the corporation under subdivision (a) of Section
1301).

                  SECTION 1306.  DISSENTING SHAREHOLDER'S STATUS AS CREDITOR.

                  To the extent that the provisions of Chapter 5 prevent the payment to any holders of dissenting shares of their fair market value, they shall become creditors of the corporation for the amount thereof together with interest at the legal rate on judgments until the date of payment, but subordinate to all other creditors in any liquidation proceeding, such debt to be payable when permissible under the provisions of Chapter 5.

                  SECTION 1307.  DIVIDENDS PAID AS CREDIT AGAINST PAYMENT

                  Cash dividends declared and paid by the corporation upon the dissenting shares after the date of approval of the reorganization by the outstanding shares (Section 152) and prior to payment for the shares by the corporation shall be credited against the total amount to be paid by the corporation therefor.

     SECTION 1308. CONTINUING RIGHTS AND PRIVILEGES OF DISSENTING SHAREHOLDERS.

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                  Except as expressly limited in this chapter, holders of
dissenting shares continue to have all the rights and privileges incident to their shares, until the fair market value of their shares is agreed upon or determined. A dissenting shareholder may not withdraw a demand for payment unless the corporation consents thereto.

                  SECTION 1309.  TERMINATION OF DISSENTING SHAREHOLDER STATUS.

                  Dissenting shares lose their status as dissenting shares and the holders thereof cease to be dissenting shareholders and cease to be entitled to require the corporation to purchase their shares upon the happening of any of the following:

                  (a) The corporation abandons the reorganization. Upon abandonment of the reorganization, the corporation shall pay on demand to any dissenting shareholder who has initiated proceedings in good faith under this chapter all necessary expenses incurred in such proceedings and reasonable attorneys' fees.

                  (b) The shares are transferred prior to their submission for endorsement in accordance with Section 1302 or are surrendered for conversion into shares of another class in accordance with the articles.

                  (c) The dissenting shareholder and the corporation do not agree upon the status of the shares as dissenting shares or upon the purchase price of the shares, and neither files a complaint or intervenes in a pending action as provided in Section 1304, within six months after the date on which notice of the approval by the outstanding shares or notice pursuant to subdivision (i) of Section 1110 was mailed to the shareholder.

                  (d) The dissenting shareholder, with the consent of the corporation, withdraws the shareholder's demand for purchase of the dissenting shares.

     SECTION 1310. SUSPENSION OF PROCEEDINGS FOR PAYMENT PENDING LITIGATION.

                  If litigation is instituted to test the sufficiency or regularity of the votes of the shareholders in authorizing a reorganization, any proceedings under Sections 1304 and 1305 shall be suspended until final determination of such litigation.

                  SECTION 1311.  EXEMPT SHARES.

                  This chapter, except Section 1312, does not apply to classes of shares whose terms and provisions specifically set forth the amount to be paid in respect to such shares in the event of a reorganization or merger.

                  SECTION 1312.  ATTACKING VALIDITY OF REORGANIZATION OR MERGER.

                  (a) No shareholder of a corporation who has a right under this chapter to demand payment of cash for the shares held by the shareholder shall have any right at law or in equity to attack the validity of the reorganization or short-form merger, or to have the reorganization or short-form merger set aside or rescinded, except in an action to test whether the number of shares required to authorize or approve the reorganization have been legally voted in favor thereof; but any holder of shares of a class whose terms and provisions specifically set forth the amount to be paid in respect to them in the event of a reorganization or short-form merger is entitled to payment in accordance with those terms and provisions or, if the principal terms of the reorganization are approved pursuant to subdivision (b) of Section 1202, is entitled to payment in accordance with the terms and provisions of the approved reorganization.

                                      C-5
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                  (b) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, subdivision (a) shall not apply to any shareholder of such party who has not demanded payment of cash for such shareholder's shares pursuant to this chapter; but if the shareholder institutes any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, the shareholder shall not thereafter have any right to demand payment of cash for the shareholder's shares pursuant to this chapter. The court in any action attacking the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded shall not restrain or enjoin the consummation of the transaction except upon 10 days' prior notice to the corporation and upon a determination by the court that clearly no other remedy will adequately protect the complaining shareholder or the class of shareholders of which such shareholder is a member.

                  (c) If one of the parties to a reorganization or short-form merger is directly or indirectly controlled by, or under common control with, another party to the reorganization or short-form merger, in any action to attack the validity of the reorganization or short-form merger or to have the reorganization or short-form merger set aside or rescinded, (1) a party to a reorganization or short-form merger which controls another party to the reorganization or short-form merger shall have the burden of proving that the transaction is just and reasonable as to the shareholders of the controlled party, and (2) a person who controls two or more parties to a reorganization shall have the burden of proving that the transaction is just and reasonable as to the shareholders of any party so controlled.

     SECTION 1313. CONVERSION DEEMED TO CONSTITUTE REORGANIZATION FOR PURPOSES OF CHAPTER.

                  A conversion pursuant to Chapter 11.5 (commencing with Section
1150) shall be deemed to constitute a reorganization for purposes of applying the provisions of this chapter, in accordance with and to the extent provided in
Section 1159.


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                                      PROXY
                          TEMECULA VALLEY BANCORP INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



         The undersigned shareholder of Temecula Valley Bancorp Inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Proxy Statement and the Notice of the Special Meeting of Shareholders to be held on Thursday, December 18, 2003 at 3:00 a.m., local time, at Temecula Creek Inn, 44501 Rainbow Canyon Road, Temecula, CA 92590 ("special Meeting") and hereby further revokes all previous proxies and appoints Dr. Steven W. Aichle, Dr. Robert P. Beck and Richard W. Wright, and any of them individually, as proxies of the undersigned to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Special Meeting and any adjournments or postponements thereof, with the same effect as if the undersigned were present and voting the shares.

The Board of Directors of the Company recommends a vote "FOR" Proposal 1.

         Please mark your vote in blue or black ink as shown here [X].

         1. Approval of the Agreement and Plan of Merger pursuant to which a merger would occur to effect a change in the Company's state of incorporation from Delaware to California and with the change, to effect a contemporaneous two-for-one stock split of the Company's Common Stock.

                  [ ] FOR                [ ] AGAINST              [ ] ABSTAIN

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. THE PERSONS NAMED AS PROXY WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER.

         Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Dated:                                         , 2003
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                                                           Signature

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